UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

First Financial Bankshares, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee paid previously with preliminary materials.
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

400 Pine Street

Abilene, Texas 79601
325.627.7038

NOTICE OF THE 2026 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 28, 2026

To our valued shareholders:

We cordially invite you to attend the 2026 annual meeting of shareholders of First Financial Bankshares, Inc., which will be held in the Abilene Convention Center, 1100 North 6th Street, Abilene, Texas, at 10:30 a.m., Central time, on Tuesday, April 28, 2026, for the following purposes:

(1)
To elect thirteen directors to serve on the Board of Directors of the Company for a one year term that will expire at the Company's 2027 annual meeting of shareholders;
(2)
To ratify the appointment by our audit committee of Ernst & Young LLP as our independent auditors for the year ending December 31, 2026;
(3)
To conduct an advisory, non-binding vote on the compensation of named executive officers; and
(4)
To act on such other business as may properly come before the annual meeting or any adjournment thereof.

The record date for the determination of the shareholders entitled to receive notice of and vote at the annual meeting or any adjournments or postponements thereof was the close of business on March 2, 2026. On or about March 20, 2026, we mailed to shareholders of record this notice of the 2026 annual meeting of shareholders, the proxy statement, our annual report on Form 10-K, and our annual report to shareholders, which describes our activities during 2025, a proxy card, and an invitation to attend the annual meeting and our luncheon following the meeting together with RSVP instructions. Our annual report to shareholders and the invitation do not form any part of the materials for solicitation of proxies.

We hope that you will attend the annual meeting in person. We respectfully urge you to vote by proxy as promptly as possible, whether or not you plan to join us at the annual meeting. It is important that your shares be represented. Please take a moment to carefully read this proxy statement and the voting instructions. You may submit your proxy via the internet, by telephone or by mail following the instructions on the proxy card. As always, if you are the record owner of our stock, you may vote by attending the annual meeting in person. You can revoke your proxy at any time prior to the call to order of the annual meeting by following the instructions in the proxy statement.

We will be hosting a luncheon after the annual meeting this year, featuring Tom Michaud, President and CEO of Keefe, Bruyette & Woods, Inc. as the keynote speaker. We kindly request that you confirm your attendance by calling 325.627.7038 or e-mailing awatkins@ffin.com to RSVP before April 15, 2026.

Our shareholders and any interested individuals that are not able to attend the annual meeting in person may access a live video stream of our annual meeting by visiting www.ffin.com/live-events. Please note that shareholders who wish to vote or ask questions at the annual meeting should plan to attend the annual meeting in person or vote in advance by proxy as the live video stream will not offer the ability to vote or ask questions. A replay of the presentation will be available after the event.

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders to be Held on April 28, 2026, the proxy statement, 2025 annual report to shareholders, 2025 annual report on Form 10-K, and other proxy information are available free of charge at www.ffin.com/sec.

By order of the Board of Directors,

March 6, 2026	F. Scott Dueser
Executive Chairman of the Board

FIRST FINANCIAL BANKSHARES, INC.

PROXY STATEMENT

Forward-Looking Statements and Website References: This proxy statement contains forward-looking statements. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can,” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about our expectations for our operations and business and our corporate responsibility progress, plans, and goals (including environmental and human capital matters). Forward-looking statements are not based on historical facts, but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions. The inclusion of such statements is not an indication that these contents are necessarily material to investors or required to be disclosed in the Company’s filings with the Securities and Exchange Commission. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from our forward-looking statements due to several factors. Factors that could cause our actual results to differ materially from our forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2025. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Any forward-looking statement made by us speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, and notwithstanding any historical practice of doing so, except as may be required by law. In addition, historical, current, and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

PROXY SUMMARY

This proxy summary highlights important information contained elsewhere in the proxy statement. Since it does not contain all the information you should consider before voting your shares, please read the entire proxy statement carefully before voting.

General Information About the Meeting

Date:	Tuesday, April 28, 2026
Time:	10:30 a.m. Central Time
Location:	Abilene Convention Center, 1100 North 6th Street, Abilene, Texas
Record Date:	March 2, 2026

How to Vote

Shareholders of record as of the close of business on March 2, 2026 may vote.

Online	By Phone	By Mail	In Person
Visit www.proxydocs.com/FFIN You will need the control number on your proxy card that was mailed to you.	Call 1-866-367-4074 and follow the simple recorded instructions. You will need the control number on your proxy card that was mailed to you.	Complete and mail your proxy card in the postage paid envelope provided. Proxy cards submitted by mail must be received prior to the annual meeting being called to order.	Attend the annual meeting and vote in person.

Your vote is important. Please submit your proxy as soon as possible via the internet, mail or telephone. If your shares are held by a broker, it is important that you provide instructions to your broker so that your vote is counted on all matters.

Proposals

Item		Board Recommendation
1.	To elect thirteen directors to serve on the Board of Directors of the Company for a one year term that will expire at the Company's 2027 annual meeting of shareholders;	FOR
2.	To ratify the appointment by our audit committee of Ernst & Young LLP as our independent auditors for the year ending December 31, 2026;	FOR
3.	To conduct an advisory, non-binding vote on the compensation of named executive officers; and	FOR

First Financial Bankshares, Inc. - 1 - 2026 Proxy Statement

FIRST FINANCIAL BANKSHARES, INC.

400 Pine Street

Abilene, Texas 79601

325.627.7038

PROXY STATEMENT

2026 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 28, 2026

INTRODUCTION

The Board of Directors of First Financial Bankshares, Inc. hereby solicits your proxy for use at the 2026 annual meeting of our shareholders and any continuation of the meeting if it is adjourned. The annual meeting will be held in the Abilene Convention Center, 1100 North 6th Street, Abilene, Texas, at 10:30 a.m., Central time, on Tuesday, April 28, 2026.

We kindly request that you confirm your attendance by calling 325.627.7038 or e-mailing awatkins@ffin.com to RSVP by April 15, 2026.

Our shareholders and any interested individuals that are not able to attend the annual meeting in person may access a live video stream of our annual meeting by visiting www.ffin.com/live-events. Please note that shareholders that wish to vote or ask questions at the annual meeting should plan to attend the meeting in person or vote in advance by proxy as the live video stream will not offer the ability to vote or ask questions. A replay of the presentation will be available after the event.

Our principal executive office is located at 400 Pine Street, Suite 410, Abilene, Texas 79601. Our telephone number is 325.627.7038.

On or about March 20, 2026, we mailed to shareholders of record as of the close of business on March 2, 2026, the record date for the annual meeting, this notice of the 2026 annual meeting of shareholders, the proxy statement, our annual report on Form 10-K, and our 2025 annual report to shareholders, which describes our activities during 2025, a proxy card, and an invitation to attend the annual meeting and our luncheon following the meeting together with RSVP instructions. Our annual report to shareholders and the invitation do not form any part of the materials for solicitation of proxies. You should read our entire proxy statement carefully before voting.

In this proxy statement, First Financial Bankshares, Inc. is referred to as “FFIN,” “First Financial,” “we,” “us,” or the “Company,” First Financial Bank is referred to as the “Bank,” and First Financial Trust & Asset Management Company is referred to as the “Trust Company.”

First Financial Bankshares, Inc. - 2 - 2026 Proxy Statement

VOTING OF SECURITIES

Important Voting Information

You may only vote if you hold shares directly in your own name.

If your shares are held in the name of a bank, broker, or another nominee, you are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy materials, including any proxy cards or voting instructions, are being forwarded to you by your broker or another nominee. As the beneficial owner, you have the right to direct your broker concerning how to vote your shares by using the voting instructions your broker included in the mailing or by following its instructions for voting. Pursuant to the rules of The Nasdaq Stock Market LLC (“Nasdaq”), you must instruct your broker how you wish your shares to be voted on all non-routine matters. If you did not receive the meeting invitation, please contact your broker because the invitations were sent with the annual report to the brokerage firm.

We are providing this proxy statement to the shareholders of First Financial Bankshares, Inc. in connection with the solicitation of proxies by its Board of Directors for use at the 2026 annual meeting of shareholders of First Financial Bankshares, Inc. to be held at 10:30 a.m., Central time, on Tuesday, April 28, 2026, including any adjournments or postponements of the meeting.

You should read our entire proxy statement carefully before voting.

Voting Procedures. Shareholders of record may vote by:

Internet and telephone	Mail	In-Person

Visit www.proxydocs.com/FFIN

You will need the control number on your proxy card that was mailed to you.

or

Call 1-866-367-4074 and follow the simple recorded instructions. You will need the control number on your proxy card that was mailed to you.

You may vote by internet or telephone until 10:30 a.m., Central Time, on April 28, 2026.

	Complete and mail your proxy card in the postage paid envelope provided. Proxy cards submitted by mail must be received prior to the annual meeting being called to order.	Attending the annual meeting and voting in person.

If your shares are held in “street name,” you should contact the broker, bank, or other nominee holding your shares in “street name” and follow the voting procedures that they provide to you.

Voting Rule. Your broker is not permitted to vote on your behalf on the election of directors or the advisory vote on compensation paid to our named executive officers unless you provide specific instructions by following the instructions from your broker about voting your shares by telephone or Internet or completing and returning the voting instruction card. For your vote to be counted, you will need to communicate your voting decisions to your bank, broker, or other holder of record sufficiently in advance of the date of the annual meeting in accordance with the instructions you receive from them.

Your Participation in Voting the Shares You Own is Important. Voting your shares is important to ensure that you have a say in the governance of the Company. Please review the proxy materials and follow the relevant instructions to vote your shares. We encourage you to exercise your rights and fully participate as a shareholder.

More Information is Available. If you have any questions about the proxy voting process in general, please contact the bank, broker, or other holder of record through which you hold your shares.

First Financial Bankshares, Inc. - 3 - 2026 Proxy Statement

Record Date

Our Board of Directors has established the close of business on March 2, 2026, as the record date for determining the shareholders entitled to notice of, and to vote at, the annual meeting. On the record date, we had 143,228,602 common shares outstanding. Each of our shareholders is entitled to one vote for each common share held as of the record date.

Quorum

In order for any business to be conducted at the annual meeting, a quorum consisting of shareholders having voting rights with respect to a majority of our outstanding common shares on the record date must be present in person or by proxy. For purposes of determining the presence or absence of a quorum, we intend to count as present shares present in person but not voting and shares for which we have received proxies but for which holders thereof have abstained. Furthermore, shares represented by proxies returned by a broker holding the shares in nominee or “street name” will be counted as present for purposes of determining whether a quorum is present, even if the shares are not entitled to be voted on matters where discretionary voting by the broker is not allowed (“broker non-votes”).

If a quorum is not present at the annual meeting, we will adjourn the meeting, and the Board of Directors will continue to solicit proxies.

Required Vote

As discussed in more detail under “Proposal 1 - Election of Directors,” each director is required to be elected by the affirmative vote of a majority of the votes cast at the annual meeting and entitled to vote on this matter. Withheld votes have the effect of voting against the director nominee. Shares not represented at the annual meeting will have no effect on the election of directors. Brokers are not entitled to vote on director elections, and thus broker non-votes are not treated as votes cast and will have no effect on the election of directors.

The matter described in “Proposal 2 - Ratification of Appointment of Independent Auditors” is required to be approved by the affirmative vote of the majority of the votes cast at the annual meeting and entitled to vote on this matter. Abstentions and shares not represented at the meeting will not be counted for purposes of determining whether such matter has been approved. Brokers may vote in their discretion on this proposal on behalf of clients who have not furnished voting instructions. As a result, broker non-votes will not arise in connection with and will have no effect on this proposal.

With respect to “Proposal 3 - Advisory, Non-Binding Vote on the Compensation of Named Executive Officers,” the affirmative vote of a majority of the votes cast at the annual meeting and entitled to vote on this matter is required for approval of the compensation of our named executive officers. Voting for Proposal 3 is being conducted on an advisory basis, and, therefore, the voting results will not be binding on the Company, the Board of Directors, or the Compensation Committee. Abstentions, broker non-votes, and shares not otherwise represented at the meeting will have no effect on the outcome of such matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL thirteen DIRECTOR NOMINEES, "FOR" THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT AUDITORS, AND "FOR" THE RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Failure to Provide Specific Voting Instructions

If you are a shareholder of record and you properly sign, date, and return a proxy card, but do not indicate how you wish to vote with respect to a particular nominee or proposal, then your shares will be voted FOR the thirteen director nominees, FOR the ratification of the appointment of our independent auditors, and FOR the resolution approving the compensation of our named executive officers.

Shareholder List

A list of shareholders registered with our stock transfer company entitled to vote at the annual meeting, which will show each shareholder’s address and the number of shares registered in his, her, or its name, will be open to any shareholder to examine for any purpose related to the annual meeting. Any shareholder may examine this list at our principal office, 400 Pine Street, Suite 410, Abilene, Texas 79601, during ordinary business hours commencing April 17, 2026, and continuing through the date of the annual meeting.

First Financial Bankshares, Inc. - 4 - 2026 Proxy Statement

SOLICITATION AND REVOCABILITY OF PROXIES

Solicitation

We will bear the expense to solicit proxies, which will include reimbursement of expenses incurred by brokerage firms and other custodians, nominees, and fiduciaries to forward solicitation materials regarding the annual meeting to beneficial owners. Our officers and directors may further solicit proxies from shareholders and other persons by telephone, electronic communication, or other means. We will not pay these officers and directors any extra compensation for participating in this solicitation. We may engage Georgeson LLC to assist us with the solicitation of proxies and if so, would expect to pay that firm approximately $20,000 for their services, plus out-of-pocket expenses.

Proxies and Revocation

Each executed and returned proxy card will be voted according to the directions indicated on that proxy card. If no direction is indicated, the proxy will be voted according to the Board of Directors’ recommendations, which are contained in this proxy statement. The Board of Directors does not intend to present and has no information that others will present any business at the annual meeting that requires a vote on any other matter. If any other matter requiring a vote properly comes before the annual meeting, the proxies will be voted in the discretion of the proxy holders in accordance with the terms of the proxy.

Each shareholder giving a proxy has the power to revoke it at any time before the annual meeting is called to order. Shareholders of record may change their vote or revoke their proxy by:

•
delivering to the Company at any time before the annual meeting is called to order, by our corporate secretary, a written notice of revocation addressed to First Financial Bankshares, Inc., 400 Pine Street, Abilene, Texas 79601, Attention: Corporate Secretary;
•
casting a new vote over the Internet by visiting the website www.proxydocs.com/FFIN and following the instructions in your proxy materials or the proxy card provided to you before the Internet voting deadline of 10:30 am., Central Time, on April 28, 2026;
•
casting a new vote over Telephone by calling 1-866-367-4074 and following the simple recorded instructions before the phone voting deadline of 10:30 am, Central Time on April 28, 2026.
•
completing, signing, and returning a new proxy card with a later date than your original proxy card, if applicable, no later than the time the annual meeting is called to order, to our corporate secretary, and any earlier proxy will be revoked automatically; or
•
attending the annual meeting and voting in person, and any earlier proxy will be revoked. Your attendance alone at the annual meeting will not revoke your proxy unless you give written notice of revocation to the corporate secretary of the Company before the annual meeting is called to order.

If your shares are held in “street name,” and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, you should contact the broker, bank, or other nominee holding your shares in “street name” in order to direct a change in the manner your shares will be voted.

First Financial Bankshares, Inc. - 5 - 2026 Proxy Statement

Our Commitment to Corporate Responsibility

For over 136 years, First Financial has been committed to making our communities better with the core belief that strong, vibrant communities are at the foundation of our success today and in the future. While this commitment is not new, our actions continue to demonstrate leadership in the communities we serve. We are extremely proud of our associates who demonstrate this core belief by being engaged and connected through our common purpose of excellence in customer service while creating our vision of being the employer of choice in the markets we serve.

Commitment to Our People

As of December 31, 2025, we had 1,506 full‑time and 78 part‑time team members across our 79 locations in Texas. Our people are the core of our success and supporting them remains one of our highest priorities.

We continued our commitment to competitive pay by reviewing and adjusting wages across several key areas. This included customer‑facing retail roles, back‑office support positions, and our customer contact center service teams. Our goal was straightforward: to make sure our employees are paid competitively within each of our markets. These efforts made a measurable impact on the Company. By focusing on market‑aligned compensation and supporting our teams more effectively, we reduced turnover by 25% over the past year. Preparing our employees for retirement has always been a priority for our Board and Executive Management. That commitment shows in our ongoing 401(k) match and in the annual profit‑sharing contribution tied to year‑over‑year earnings growth. In 2025, most of our customer‑facing employees and our shared corporate teams received an additional contribution of roughly 12% of their base pay into their 401(k) through profit sharing. This is a meaningful investment in their long‑term financial security and reflects how strongly we value the people who serve our customers and support our operations every day. It also aligns our entire team with our shareholders through performance goals as well as the related investment in the ESOP which ensures all employees are also shareholders.

Our employee benefits focus on providing ongoing health and wellness benefits including not only physical but mental health services with access to telemedicine, funded health savings accounts, employee assistance programs and work-life solutions. The Company also has a robust employee recognition program that highlights employees that create “Wows” for our customers as well as recognition of employees that intercept fraudulent activity impacting our customers, known as “Fraudbusters.”

Employee development is a core part of our vision and one of our 21 Service Non‑Negotiables. We believe that “knowledge of our job and the financial industry” is essential to provide the expertise necessary for delivering the level of service our customers expect and for creating meaningful growth opportunities for our people. We encourage employees to take full advantage of the training programs available to them, including opportunities to attain certifications and degrees to support their career growth and development for both current and future roles. We support and encourage participation in industry banking schools, leadership training and management development training and maintain a pipeline of future leaders enrolled in these programs. In addition, we have a generous college tuition reimbursement program to assist employees in obtaining degrees that will open opportunities for advancement to higher levels in our Company. In the past 5 years, we have provided tuition assistance to 171 employees.

The Company values recruiting and retaining a diverse and inclusive workforce that reflects the communities we serve. When our teams are representative of those who walk through our doors, we are better positioned to understand their financial needs and offer products and services that truly fit. This philosophy enables us to provide the right solutions and deliver the best possible outcomes for our customers. It also reinforces the kind of workplace we want to be; one where diversity is embraced and every employee feels included, respected, and treated with grace and understanding. We remain committed to building and sustaining that environment, and to ensuring every

First Financial Bankshares, Inc. - 6 - 2026 Proxy Statement

employee has a place where they can contribute and succeed. As of December 31, 2025, 39% of our leadership positions were held by women and 26% were held by minorities, people with disabilities and veterans.

Information Security

The Information Security Program uses a variety of safeguards to protect the confidentiality, integrity and availability of information. The program uses a formal set of industry standards to protect data, and the Information Security Program’s information security standards are reviewed, updated and re-approved annually. The Company regularly assesses the threats and vulnerabilities to its environment so it can update and maintain its systems and controls to effectively mitigate these risks. Layered security controls are designed to complement each other to protect customer information and transactions. There are regular tests of the control environment using internal and external assessment methods such as penetration testing and more targeted assessments to ensure its controls are working as expected.

The Company has a robust information security awareness program. All Company employees are trained on cyber and fraud threats at new employee orientation and receive daily information security tips via email. Employees also receive monthly awareness video training and annual computer-based training. The Company also provides information security awareness training to business customers and individuals in our communities.

We periodically test elements of our incident response capability through tabletop exercises and other assessments. We use these exercises to identify opportunities to enhance our processes, including incident escalation, communications, and recovery procedures, and we integrate lessons learned into our information security program.

The Company’s system of internal controls also incorporates a protocol for the appropriate reporting and escalation of information security matters to management and the Board of Directors, to ensure effective and efficient resolution and, if necessary, disclosure of any matters. The Board of Directors is actively engaged in the oversight of the Company’s continuous efforts to reinforce and enhance its operational resilience and receives education to ensure that their oversight efforts stay current with the ever-evolving information security threat landscape. The Board of Directors monitors the Company’s information management risk policies and practices primarily through its Risk Committee, which oversees areas of operational risk such as information technology activities; risks associated with development, infrastructure, and cybersecurity; oversight of information security risk assessments, strategies, policies, and programs; and disaster recovery, business continuity, and incident response process.

Supporting Our Communities

Our Company has long believed that our success is inseparable from the strength and well being of the communities we serve. We are committed to enhancing the quality of life across our footprint by supporting schools, cities, counties, nonprofit organizations and faith‑based institutions—not only with modern financial services, but also with our time, expertise and financial resources.

We actively encourage our employees to engage in community and charitable work, whether by serving on boards, volunteering their time or participating in fundraising efforts. This commitment is exemplified by our annual Day of Service, during which approximately 1,000 employees volunteered across our eight regions. In 2025, we led this effort joined by many other Texas banks to amplify the impact and increase the number of organizations and communities served.

First Financial Bankshares, Inc. - 7 - 2026 Proxy Statement

Our investment in community extends well beyond volunteerism. In 2025, the Company contributed close to $3 million to charitable, civic and public interest organizations and schools. The Company also committed $10 million to help fund a low‑income housing project in our Abilene region and committed $7 million to a similar project in Stephenville, Texas which is in our Cross Timbers region. We have committed a total of $27 million to low-income housing projects through tax credit investments in our markets since 2022.

We remain dedicated to expanding access to financial services in underserved, majority‑minority and low‑income communities across our footprint. This includes offering programs focused on financial literacy, fraud prevention, and home ownership education. We continually evaluate and enhance products that support these communities, such as affordable housing loan programs, to ensure we are meeting their evolving needs.

Sustainability

We are committed to operating responsibly and understand that this creates long-term sustainable value for our Company by reducing costs, increasing revenue, reducing risks, enhancing our reputation, strengthening our communities, and helping us meet the expectations of our shareholders, our customers, our communities, as well as future generations.

We recognize the environmental impact associated with our use of natural resources and the importance of resource efficiency and conservation. Several of the communities we serve have faced drought conditions where conservation of water is at a premium. Therefore, we strive to operate efficiently, reducing our reliance on natural resources, and wherever possible diverting our waste from landfills through recycling and reuse.

Over the last few years, we have upgraded lighting in our facilities to LED lights and low-heat emission bulbs. We also work with a third-party vendor to monitor and report our electricity and gas usage across all of our locations to identify ways we can be more efficient and reduce our impact to the grid.

Sustainability matters also inform our decisions on product offerings. Our e-Statement enrollment and digital adoption for depository accounts continues to increase and we offer online mortgage and consumer loan applications, which helps reduce paper usage as well as limits customer travel to a branch and allows for electronic versus paper document storage. We encourage and incentivize customer adoption of electronic tools for customer account documents as well as internal documents serves to significantly reduce paper usage throughout the Company.

First Financial Bankshares, Inc. - 8 - 2026 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS

General

Our amended and restated bylaws provide for the number of directors to be a number not less than seven nor more than fifteen. Our Board is presenting thirteen (13) nominees for election at our annual meeting. Although we do not contemplate that any of the nominees will be unable to serve, if such a situation arises before the annual meeting, the shares represented at our annual meeting will be voted to elect any substitute nominee or nominees designated by the Board. Each director elected at the meeting will serve until the 2027 annual meeting of shareholders or until their respective successors have been duly elected and qualified.

Identifying and Evaluating Nominees for Director

The Board of Directors, acting through the Nominating/Corporate Governance Committee and pursuant to the Board of Directors’ Nominating/Corporate Governance Committee Charter and our Corporate Governance Guidelines, is responsible for identifying and evaluating candidates for membership on the Board of Directors. The Nominating/Corporate Governance Committee is responsible for recommending nominees who have the experience, qualifications, attributes, and skills appropriate to function collaboratively and effectively as the Board of Directors for the Company. The Board of Directors is committed to promoting diversity in the governance and operations of the Company.

The Board of Directors and the Nominating/Corporate Governance Committee believe that the Board of Directors as a whole and its members individually should possess a combination of skills, professional experience, and diversity of backgrounds and viewpoints necessary to oversee our Company’s current and future needs. The attributes that the Board of Directors and every director should possess are set forth in our Nominating/Corporate Governance Committee charter. These criteria include:

•
at least a majority of the Board of Directors must be composed of independent directors;
•
candidates should be capable of working in a collegial manner with persons of diverse educational, business, and cultural backgrounds and should possess skills and expertise that complements the attributes of the existing directors;
•
candidates should represent a diversity of viewpoints, backgrounds, experiences, and other demographics;
•
candidates should demonstrate notable or significant achievement and possess senior-level business management or regulatory experience that would benefit our Company;
•
candidates should have familiarity with and experience in the commercial banking industry;
•
candidates shall be individuals of highest character and integrity;
•
candidates shall be free of conflicts of interest that would interfere with their ability to discharge their duties, or that would violate any applicable laws or regulations;
•
candidates shall be capable of devoting the necessary time to discharge their duties, taking into account memberships on other boards, travel time, and other responsibilities; and
•
candidates shall have a desire to represent the interests of all shareholders.

First Financial Bankshares, Inc. - 9 - 2026 Proxy Statement

The Nominating/Corporate Governance Committee and the Board of Directors may, from time to time, establish and consider other specific skills and experience that they believe our Company should seek in order to constitute a diverse, balanced, collaborative, and effective Board of Directors. For an incumbent director, the Nominating/Corporate Governance Committee and the Board of Directors also consider the past performance of such director on our Board. Our Corporate Governance Guidelines also provide that an individual may not stand for election or reelection as a director upon attaining seventy-five (75) years of age. See “Nominees” below for the qualifications of each nominee for election at the annual meeting.

The Nominating/Corporate Governance Committee regularly reviews the composition of the Board of Directors in light of our Company’s business and structure; the changing needs of our Company because of the business environment; our operations, financial conditions, and complexity; its assessment of the Board of Director's performance; through evaluations of each board member, committee, and the board as a whole; and input from shareholders and other key constituencies. As part of this review, the Nominating/Corporate Governance Committee evaluates the effectiveness of the Board of Director's director nomination standards.

The Nominating/Corporate Governance Committee will, in consultation with the Chairman of the Board of Directors and in accordance with its charter, consider candidates proposed or suggested by members of the Board of Directors, management, third-party search firms retained by the Nominating/Corporate Governance Committee, and shareholders. The Nominating/Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates whether they are proposed by members of the Board of Directors, management, third-party search firms, or shareholders. Any shareholder wishing to recommend a candidate to be considered by the Nominating/Corporate Governance Committee for nomination at an annual meeting of shareholders should review the procedure outlined under “Committees of the Board of Directors − Nominating/Corporate Governance Committee” beginning on page 25 of this proxy statement.

Summary of Board Diversity

The following matrix demonstrates our continued commitment to diversity:

Board Diversity Matrix following the Annual Meeting
Total Number of Directors		13
	Female		Male
Part 1: Gender Identity
Directors	3		10
Part II: Demographic Background
African American or Black	-		1
Hispanic or Latinx	1		-
White	2		9

First Financial Bankshares, Inc. - 10 - 2026 Proxy Statement

Additionally, the following graphs illustrate the independence, average tenure, average age, and diversity of our Board of Directors, following the annual meeting:

Board Composition

3
BOARD TENURE
AVERAGE
12
YEARS
5
2
3
≤5 Years
6-10 Years
11-20 Years
≥20 Years

2
RACIAL/ETHNIC
DIVERSITY
15%
11
Racially/Ethnicity Diverse
Nondiverse

Nominees

Based upon recommendations of the Nominating/Corporate Governance Committee, the Board of Directors has nominated the individuals below for election to the Board of Directors at the annual meeting to serve a one-year term and until their respective successors have duly been elected and qualified.

In light of the Company’s business and structure, the business environment, and the Company’s long-term strategy, the Board of Directors, upon recommendation of the Nominating/Corporate Governance Committee, selected a slate of nominees whose diversity, experience, qualification, attributes, and skills in leadership, commercial and investment banking and financial advisory services, finance and accounting, risk management, operations management, strategic planning, business development, marketing, technology, regulatory and government affairs, corporate governance, and public policy, led the Board of Directors to conclude that these persons should serve as our directors at this time.

Pursuant to the Nasdaq rules, a majority of the Board of Directors must be comprised of independent directors. The Board of Directors has determined that each director nominated, except Mr. Dueser, is independent under applicable Nasdaq rules.

First Financial Bankshares, Inc. - 11 - 2026 Proxy Statement

Each nominee’s biography and the specific experiences, qualifications, attributes, and skills of each nominee are described below.

Fort Worth, Texas Director Since: 2020 Board Committees: • Compensation • Risk • Nominating/Corporate Governance

Vianei Lopez Braun

Biographical Information

Vianei Lopez Braun, Fort Worth, Texas, has served as a director of the Company since 2020. She is a member of the Compensation, Risk, and Nominating Governance Committees. She also serves as a director of the Bank and as the Chair of the advisory board of the Bank’s Fort Worth Region. She leads the labor and employment division for Decker Jones, P.C., a full-service law firm based in Fort Worth, and serves as Chief Development Officer for the firm. She has been practicing law for more than 30 years, with previous tenures in Houston and Abilene, Texas. She is an honors graduate of Princeton University and the University of Texas School of Law. She has been recognized as a Texas Monthly “Super Lawyer” in Labor & Employment law and has been selected as a “Top Lawyer” in Labor & Employment law by Fort Worth and 360 West magazines and by H Texas and Houstonia magazines when she was practicing law in Houston. She has also been honored as a “Great Woman of Texas” by the Fort Worth Business Press.

Qualifications & Experience

Her experience and qualifications provide sound leadership to the Board of Directors. In 2022, she earned a Certificate on Systemic Cyber Risk from the Digital Directors Network, as well as Climate Leadership Certification from the Diligent Institute. In addition, as an attorney specializing in labor and employment law, she brings strong legal, human resources, compensation and benefits, management, and corporate governance experience.

Abilene, Texas Director Since: 1998 Board Committees: • Audit • Executive • Risk • Nominating/Corporate Governance Financial Expert

David L. Copeland

Biographical Information

David L. Copeland, Abilene, Texas, has served as director of the Company since 1998. He serves as Chairman and is a designated "financial expert" of the Audit Committee and also a member of the Executive, Risk, and Nominating/Corporate Governance Committees. He is a director of the Bank and served on the Abilene regional board from 1993 to 2024. He is president of the Shelton Family Foundation, a private charitable foundation, and SIPCO, Inc., the management and investment company for the Andrew B. Shelton family. He previously served as a director of Harte-Hanks, Inc., a publicly traded, targeted marketing company. He is a graduate of Abilene Christian University and is a retired certified public accountant and chartered financial analyst. Mr. Copeland’s service as a director to public companies adds administration and operational management experience, as well as corporate governance expertise, to the Board of Directors.

Qualifications & Experience

His experience and qualifications provide sound leadership to the Board of Directors. In addition, as a certified public accountant and chartered financial analyst, Mr. Copeland brings strong investment, accounting, and financial skills important to the oversight of our financial reporting, enterprise, and operational risk management.

First Financial Bankshares, Inc. - 12 - 2026 Proxy Statement

New York, New York Director Since: 2024 Board Committees: • Risk • Compensation

Sally Pope Davis

Biographical Information

Sally Pope Davis, New York, New York, has served as a director of the Company and the Bank since May 2024, where she is a member of the Risk and Compensation committees. She is also a director of First Financial Trust & Asset Management Company where she serves on the Investment Committee. Ms. Davis retired as a managing director from Goldman Sachs Asset Management in 2024, where she co-led U.S. Small Cap Value Strategies, which, during her tenure, included one of the industry’s largest US small-cap value funds. In addition to overseeing the portfolio, Ms. Davis was responsible for investing in the financial sector, including banks, thrifts, insurance, mortgage, capital markets and specialty finance companies.

Her previous investing experience includes responsibility for mid- and large-cap commercial and investment banking companies as part of the Fundamental Equity team. Previously, Ms. Davis was a senior sell-side equity analyst in Goldman Sachs Global Investment Research, where she focused on US regional banking companies during a period of significant industry consolidation.

Prior to her 35-year tenure at Goldman Sachs, Ms. Davis covered regional banks as a sell-side analyst at Brown Brothers Harriman. She began her career at Chase Manhattan Bank, in roles in corporate finance, specializing in financial institutions, and as Vice President in Capital Planning. Ms. Davis holds an MBA with a concentration in finance and economics from the University of Chicago. She earned her Bachelor of Science in finance, graduating summa cum laude from the University of Connecticut.

Ms. Davis is also an independent director of United Community Banks, Inc., a publicly traded corporation headquartered in Greenville, South Carolina, and its subsidiary, United Community Bank, where she serves on the Risk Committee and the Nominating/Governance committees. Additionally, she is an independent board member of Core Specialty Insurance Holdings, Inc. of Cincinnati, Ohio, and serves on the Audit, Finance and Risk Management Committees.

Qualifications & Experience

Ms. Davis is a highly accomplished financial executive with more than 40 years of experience in financial analysis, asset management, and investing within the financial industry. She brings to the Board extensive expertise and knowledge in shareholder value creation, strategy, corporate finance, and mergers and acquisitions as well as board service with other companies.

Abilene, Texas Director Since: 2019 Board Committee: • Audit

Mike B. Denny

Biographical Information

Mike B. Denny, Abilene, Texas, has served as a director of the Company since 2019. He serves on the Audit Committee. Mr. Denny is also a director of the Bank, serving on the Directors’ Loan and Deposit Committee. He has served as an advisory director of the Bank’s Abilene Region from 2005 until April 2025. He is an owner and President of Batjer and Associates, LLC., the largest mechanical contractor in the Abilene area, having been with the company for over 50 years. He also is Vice President and Partner in Batjer Services, LLC. He is a graduate of the University of Texas in Austin with a degree in finance. He serves as a board member on the Abilene Restoration Ministries (Nehemiah, Abilene) and the Church of the Heavenly Rest Foundation. Additionally, he has served on several non-profit boards in Abilene and the Abilene Industrial Foundation.

Qualifications & Experience

His experience and qualifications provide sound leadership to the Board of Directors. Mr. Denny brings strong finance and construction lending and other lending skills important to the oversight of our financial reporting, enterprise, and operational risk management.

First Financial Bankshares, Inc. - 13 - 2026 Proxy Statement

Abilene, Texas Director Since: 1991 Board Committee: • Executive

F. Scott Dueser

Biographical Information

F. Scott Dueser, Abilene, Texas, has served as a director of the Company since 1991. He is Executive Chairman of the Company and the Bank, and CEO of the Trust Company. He serves as chairman of the Executive Committee. He is also a director of the Bank, serving on the asset-liability management committee, the Trust Company, and Technology Company. He served as CEO/President from 2001 and Chairman from 2008 until February 1, 2026. Prior to his role at the Company, he was CEO/President of the Bank from 1991 to 2001 and assumed these roles again as well as Chairman of the Board effective December 30, 2012. He is a graduate of Texas Tech University with finance and accounting degrees and served on the Board of Regents of Texas Tech University from 2005 to 2009, the last two years as Chairman. He currently serves on the board of Breck Minerals LP, which is a privately held oil and gas company. He was selected as Abilene’s Outstanding Citizen of the Year in 2009 and has been awarded the Distinguished Alumni Awards by the Texas Tech University Alumni Association in 2019, Rawls College of Business in 2006, and Southwestern Graduate School of Banking at SMU in 2013.

Qualifications & Experience

Mr. Dueser adds financial services experience, especially lending, oil and gas expertise, and asset-liability management, to the Board of Directors, as well as a deep understanding of the Company’s business and operations. Mr. Dueser also brings risk and operations management and strategic planning expertise to the Board of Directors, skills that are important as the Company continues to implement strategy and acquire and integrate growth opportunities.

Clyde, Texas Director Since: 2006 Board Committees: • Executive • Risk • Nominating/Corporate Governance

Murray H. Edwards

Biographical Information

Murray H. Edwards, Clyde, Texas, has served as director of the Company since 2006, and as lead independent director since 2022. He currently serves on the Executive, Nominating and Corporate Governance, and Risk Committees. He also is a director of the Bank, serving as chairman of the Directors’ Loan and Deposit Committee, and serves as an advisory director of the Bank’s Abilene and Fort Worth Regions. He is Principal of The Edwards Group, a privately owned investment company, and has an undergraduate degree from Texas A&M University and a Master of Business Administration from Harvard Business School. He has successfully owned and managed several businesses, including Automated Farm Systems, Alderman-Cave Feeds, Abilene Cattle Feeders, Cape & Son, Bluebonnet Feeds, and Innovation Event Management. In 2018, he received the Texas A&M University Outstanding Agribusiness Entrepreneur Award, and in 2019 was awarded the Outstanding Alumnus Award by the College of Agriculture and Life Sciences of Texas A&M. He was the largest shareholder and a director of Peoples State Bank, Clyde, Texas, prior to it being acquired by the Company.

Qualifications & Experience

Mr. Edwards has significant risk management, merger and acquisitions, and strategic planning skills. In addition, he brings strong agriculture, accounting, lending, and financial skills important to the oversight of our financial reporting, enterprise, and operational risk management.

First Financial Bankshares, Inc. - 14 - 2026 Proxy Statement

Abilene, Texas Director Since 2025 Board Committees: • Audit

Geoff Haney

Biographical Information

Geoff Haney, Abilene, Texas, was elected to the Board of Directors in 2025 and serves on the Audit committee. He is also a director of the Bank, serving on the Directors' Loan and Deposit Committee and the Asset Liability Committee. He has served as a director on the advisory board for the Bank’s Abilene Region since 2018 where he is lead director and a member of the Directors' Loan Committee. Mr. Haney was CEO and partner of Cape & Son, a privately held company with operations in multiple agricultural commodity markets and in railroad transloading of crude oil, aggregates, frac sand (used in hydraulic fracking), steel, wind-energy components, lumber and heavy machinery, until its sale in 2021. He has also served as Dean of the School of Business at McMurry University in Abilene, Texas. He is a graduate of Texas Tech University, attended the Royal Agricultural University in England, and is a graduate of the Texas Agricultural Lifetime Leadership Program. He serves in board leadership roles for several charitable foundations and was honored with the 2024 Abilene Volunteer Service Award. His experience and qualifications provide sound leadership to the Board of Directors.

Qualifications & Experience

Mr. Haney brings strong agricultural, accounting, lending and financial skills important to the oversight of our financial reporting, enterprise, and operational risk management.

Montgomery, Texas Director Since: 2022 Board Committee: • Compensation • Audit

Eli Jones Ph.D.

Biographical Information

Eli Jones, Ph.D., Montgomery, Texas, has served as a director of the Company since 2022. He is also a director of the Bank. Dr. Jones is a Professor of Marketing, the Lowry and Peggy Mays Eminent Scholar, and Dean Emeritus of Mays Business School at his alma mater, Texas A&M University. He served as the Dean of three flagship business schools over 13 of his 31 years in higher education, Dean of Mays Business School, Dean of the Sam M. Walton College of Business, and holder of the Sam M. Walton Leadership Chair at the University of Arkansas; and as Dean of the E. J. Ourso College of Business and the E. J. Ourso Distinguished Professor of Business at Louisiana State University.

He has published sales and sales management research in top academic journals and is a co-author of five professional books. According to Google Scholar, peers have cited Eli’s academic publications more than 10,000 times. Jones has also been the recipient of Excellence in Teaching awards at the university, national, and international levels, as well as at the undergraduate and MBA levels. He has designed and delivered executive education programs in Belgium, China, France, India, Malaysia, Trinidad, the U.K., and the U.S. Before becoming a professor, Jones worked in sales and sales management for three Fortune 500 global companies. He is currently on the boards of Invesco Funds, Insperity, First Financial Bankshares, Inc., and the American Marketing Association (AMA).

Dr. Jones earned a Lifetime Achievement Award from AMA for sustained contributions to the sales and sales management discipline. Savoy magazine recognized Dr. Jones as one of the top influential corporate directors in business today. Texas A&M University honored him with the Aggie Impact Award for impacting his community and profession globally. AMA, The Society for Marketing Advances, and the Academy of Marketing Science each awarded Dr. Jones the Distinguished Marketing Educator Award for distinguished service and outstanding contributions in marketing education.

Qualifications & Experience

Dr. Jones brings public company board experience, marketing, and sales experience, strategic planning, and other skills, including his tenure in higher education, and prior bank board service to the oversight of our operations.

First Financial Bankshares, Inc. - 15 - 2026 Proxy Statement

Lubbock, Texas Director Since: 2013 Board Committees: • Audit • Compensation • Executive • Nominating/Corporate Governance

I. Tim Lancaster

Biographical Information

Tim Lancaster, Lubbock, Texas, has served as a director of the Company since 2013. He serves as chairman of the Compensation Committee and is a member of the Audit, Executive, and Nominating/Corporate Governance Committees. He is also a director of the Bank, serving on the Directors’ Loan and Deposit Committee. He retired in 2019 as President and CEO of Hendrick Health System, a 525-bed regional hospital based in Abilene, Texas, having served in this capacity since 2004. From 1998 to 2004, he was CEO of Brownwood Regional Medical Center, Brownwood, Texas. He has a Bachelor of Finance degree from Texas Tech University and a Master's in Health Care Administration from Texas Woman’s University. He is a past Chair of the Board of Trustees of the Texas Hospital Association and was honored in February 2018 with the Earl M. Collier Award for Distinguished Health Care Administration in Texas. He has served on numerous healthcare-related boards on a national and state level. He is past Chairman of the Board of Regents of Texas Tech University System and currently serves on the Texas Tech University Foundation Board as Chairman. He also serves on the Buckner International Board of Directors, serving as Chairman of the Board. He was selected as Abilene’s Outstanding Citizen of the Year in 2018.

Qualifications & Experience

Mr. Lancaster adds significant operational, risk management, strategic planning, and administrative experiences, as well as corporate governance expertise that is important to the Company. His past leadership as the chief executive officer of a large hospital system brings strong accounting, management skills, and medical industry expertise to the oversight of our financial reporting and operational risk management. Mr. Lancaster had ten years in the banking industry prior to going into hospital administration

Clarendon, Texas Director Since: 1998 Board Committees: • Compensation • Risk

Kade L. Matthews

Biographical Information

Kade L. Matthews, Clarendon, Texas, has served as a director of the Company since 1998. He serves on the Compensation and Risk Committees and is also is a director of the Bank. He is President of the Ruth and Percy Jones Foundation and Dodge Jones Legacy Foundation, private charitable foundations in Texas, a former member of the Amarillo Area Foundation, and an Emeritus Trustee of Texas Christian University, where he is an alumni. He also is on the board of visitors of the MD Anderson Cancer Center in Houston and is a former regent of Clarendon College and former president of the Clarendon College Foundation. He is a rancher and manages investments.

Qualifications & Experience

Mr. Matthews provides excellent agriculture and wealth management experience, local knowledge of economic trends in the communities that we serve, as well as compensation and benefits experience and corporate governance experience garnered through his leadership position and board service with other entities.

First Financial Bankshares, Inc. - 16 - 2026 Proxy Statement

Houston, Texas Director Since: 2019 Board Committees: • Executive • Nominating/Corporate Governance • Risk

Robert C. Nickles, Jr.

Biographical Information

Robert C. Nickles, Jr., Houston, Texas, has served as a director of the Company since 2019. He currently serves as Chairman of the Risk Committee and serves on the Executive and Nominating & Corporate Governance Committees. Mr. Nickles also serves as Chairman of the advisory board of the Bank’s Greater Houston Region. He is the founder and executive chairman of Alegacy Group, LLC, one of the largest gas compressor packagers in the world, with over $3.5 billion in revenue since its inception. He is managing director of multiple private investment companies. Mr. Nickles previously served in management roles, including CEO of Nickles Industries, SVP of Operations and SVP of Sales and Marketing for Cooper Cameron, and COO of Valerus Compression Services. He is a graduate of Oklahoma State University. In 2010, he was elected to the Commercial State Bank, Kingwood, Texas, board of directors and served on that board until the Company’s acquisition of that bank in 2018. Mr. Nickles serves as Chairman of the Finance Council for St. Matthias Catholic Church in Magnolia, TX.

Qualifications & Experience

His experience and qualifications provide sound leadership to the Board of Directors. Mr. Nickles brings strong financial, strategic planning, real estate, oil and gas manufacturing expertise and investment and lending skills important to the oversight of our financial reporting, enterprise, and operational risk management.

Spring, Texas Director Since 2025 Board Committees: • Risk

Blake Poutra

Biographical Information

Blake Poutra, Spring, Texas, is a new nominee to the Board of Directors. He is a technology executive recognized for delivering exceptional growth and innovation. He is the Managing Partner and Principal at Big Enrichment, a venture studio emphasizing product-market fit and go-to-market strategies for enterprise software-as-a-service (SaaS) solutions. He also serves as Chief Executive Officer of Coennect, a Center of Excellence (CoE) platform that removes barriers to adoption and maximizes the value derived from enterprise SaaS applications. Previously, Mr. Poutra founded Phennecs, a privacy and data management software provider that he scaled from inception and subsequently sold to an enterprise software company, Salesforce (NYSE:CRM), within three years. In addition to his leadership roles, he serves on the Board of Directors for First Technology Services, where he advises on technology innovation and strategic growth.

Qualifications & Experience

Mr. Poutra’s extensive background in cloud computing, enterprise architecture, and artificial intelligence positions him at the forefront of digital transformation. He holds a Bachelor of Science from Texas A&M University and a Master of Science from the University of Texas, combining technical rigor with a keen understanding of business strategy. As a founder and chief executive, Blake has repeatedly demonstrated his expertise in launching and scaling product lines that address critical enterprise challenges in compliance, privacy, and productivity. His hands-on approach to software development, coupled with a proven track record of building and mentoring high-performance teams, continues to shape successful outcomes for companies navigating rapidly evolving technology landscapes.

First Financial Bankshares, Inc. - 17 - 2026 Proxy Statement

Abilene, Texas Director Nominee Financial Expert

Lota S. Zoth

Biographical Information

Lota Zoth, Buffalo Gap, Texas, is a new nominee to the Board of Directors. She has served as a director on the advisory board for the Bank’s Abilene Region since 2025. Ms. Zoth is a Certified Public Accountant and was Chief Financial Officer of MedImmune, Inc., a biotechnology company, until its sale to AstraZeneca in 2007. Since then, Ms. Zoth has served as a member of the board of directors of eleven biotechnology product development companies, nine of which either are or were publicly traded. Currently, Ms. Zoth serves on the board of enGene Holdings, Inc. (Nasdaq:ENGN) and Inovio Pharmaceuticals, Inc. (Nasdaq: INO), a biotechnology company, since January 2018 and August 2018, respectively. For each of these companies, Ms. Zoth also served as chair of the audit committee, designated as a financial expert. She has served these companies in various aspects of board leadership, including board chair and member of compensation, finance, nominating & governance and strategic transaction committees. Ms. Zoth received her B.B.A. in Accounting summa cum laude from Texas Tech University.

Qualifications & Experience

Ms. Zoth brings significant financial and accounting experience to the Board of Directors having finance experience in biotechnology, technology and not for profit roles. Her tenures as both a public company executive and public company board member will allow a for a unique perspective and experience for oversight of our financial reporting and risk management practices.

The Board of Directors recommends that you vote "FOR" the election of all thirteen director nominees.

First Financial Bankshares, Inc. - 18 - 2026 Proxy Statement

Beneficial Ownership Summary

The names and principal occupations of our current directors and nominees, together with the length of service as a director and the number of our common shares beneficially owned by each of them on March 2, 2026, are set forth in the following tables. Except as otherwise indicated, the named beneficial owner has sole voting and investment power with respect to shares held by him or her. The address for each individual is 400 Pine Street, Suite 410, Abilene, Texas 79601.

Name	Age	Years as Director	Principal Occupation During Last Five Years	Shares Beneficially Owned (10)(11)		Percent of Shares Outstanding (1)
Vianei Lopez Braun	57	6	Attorney, Decker Jones, P.C.	12,617		*
David L. Copeland	70	28	President, SIPCO and Shelton Family Foundation, a private charitable foundation	286,759	(2)	*
Sally Pope Davis	68	2	Retired Goldman Sachs Managing Director and Portfolio Manager	8,571		*
Mike B. Denny	72	7	Owner/President of Batjer and Associates, Inc.	108,708	(3)	*
F. Scott Dueser	72	35	Chairman and Chief Executive Officer of First Financial Bankshares, Inc., First Financial Bank and First Financial Trust & Asset Management Company	1,674,316	(4)(5)	1.17%
Murray H. Edwards	74	20	Principal, The Edwards Group	272,979	(6)	*
Geoff Haney	46	1	Agricultural Investments; Dean, McMurry University School of Business	32,146		*
Eli Jones, PhD	64	4	Professor and former Dean, Texas A&M University Mays School of Business	9,382		*
I. Tim Lancaster	72	13	Retired President and CEO, Hendrick Health System	39,657		*
Kade L. Matthews	68	28	Ranching and Investments	1,288,477	(7)	*
Robert C. Nickles, Jr.	59	7	Executive Chairman of Alegacy Group, LLC	110,669	(8)	*
Blake Poutra	45	1	CEO, Coennect and Managing Partner, Big Enrichment	11,278		*
Johnny E. Trotter	75	23	President & CEO, Livestock Investors, LTD.	1,019,444	(9)	*
Lota S. Zoth [x]	66	-	Retired biotechnology executive	-		*
Shares beneficially owned by all executive officers and directors**						3.80%

* Less than 1%

** See “Executive Officers” on pages 30-31.

x New nominee

(1)
Based on 143,228,602 common shares outstanding as of March 2, 2026.
(2)
Includes 241,336 shares that are owned by trusts for which Mr. Copeland serves as trustee or co-trustee to which he disclaims beneficial ownership.
(3)
Includes 108,708 shares owned by a limited partnership that Mr. Denny and his spouse jointly own.
(4)
Includes 471,004 shares that are owned by a family limited partnership of which Mr. Dueser serves as the manager and general partner and to which he disclaims beneficial ownership with respect to 353,253 shares; 408,310 shares owned by a second family limited partnership of which Mr. Dueser serves as the manager and general partner and to which he disclaims beneficial ownership with respect to 291,125 shares; and 502,507 shares held by several trusts of which Mr. Dueser is the trustee, settlor, and beneficiary.
(5)
Includes 228,207 shares indirectly owned as of March 2, 2026, through the employee stock ownership plan portion of the profit sharing plan, of which each participant has sole voting powers. Includes 50,370 shares indirectly owned through the supplemental executive retirement plan. Includes 35,784 shares of our common shares issuable upon exercise of options presently exercisable or exercisable within 60 days of March 2, 2026. Also, it excludes 21,866 restricted stock units and 26,623 performance stock units granted in 2024 and 2025 through the 2021 Omnibus Stock and Incentive Plan.
(6)
Includes 8,880 shares of our common shares owned by Mr. Edwards’ spouse, 42,634 shares held by a trust of which Mr. Edwards is the beneficiary and 19,480 shares that are owned by a trust in which Mr. Edwards serves as trustee and administrator to which he disclaims beneficial ownership.
(7)
Includes 560,000 shares that are owned by a private foundation for which Mr. Matthews serves as president and director to which he disclaims beneficial ownership. Also, includes 355,371 shares held by Mr. Matthews’ spouse in a grantor retained annuity trust (“GRAT”) and 355,371 shares held in a GRAT for the benefit of Mr. Matthews.
(8)
Includes 96,960 shares owned by a limited liability company that is jointly owned by Mr. Nickles and his spouse.

First Financial Bankshares, Inc. - 19 - 2026 Proxy Statement

(9)
Includes 68,000 shares held by Mr. Trotter’s spouse.
(10)
Includes 2,073 unvested restricted shares for each non-employee director owned as of March 2, 2026, through our 2021 Omnibus Stock and Incentive Plan, which each participant has sole voting powers and vest on April 28, 2026.
(11)
Excludes shares held in the deferred compensation "Rabbi Trust" as follows, Ms. Braun 13,796 shares, Mr. Copeland 96,673 shares, Mr. Denny 31,898 shares, Mr. Edwards 97,573 shares, Mr. Haney 4,967 shares, Dr. Jones 9,351 shares, Mr. Lancaster 46,848 shares, Mr. Matthews 93,338 shares, Mr. Nickles 18,344 shares, Mr. Poutra 4,398 shares and Mr. Trotter 85,780 shares.

Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of our common shares as of December 31, 2025, by each entity or person who is known to beneficially own 5% or more of our common shares:

	Common Shares Owned as of December 31, 2025
Name and Address of Beneficial Owner	No. of Shares	Percent of Class (1)
BlackRock, Inc. (2) 50 Hudson Yards New York, New York 10001	16,172,949	11.29%
The Vanguard Group, Inc. (3) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	14,465,522	10.10%

(1)
Based on 143,228,602 common shares outstanding as of March 2, 2026.
(2)
Based on the Schedule 13G/A filed with the SEC by Blackrock, Inc. on January 24, 2024, Blackrock Inc. reported that it has sole power to vote or to direct the vote of 15,979,380 shares of our common stock and sole power to dispose or direct the disposition of 16,172,949 shares of our common stock.
(3)
Based on the Schedule 13G/A filed with the SEC by The Vanguard Group, Inc. on February 13, 2024, The Vanguard Group reported that it has sole power to vote or to direct the vote of 239,688 shares of our common stock, shared power to dispose of 377,857 shares of our common stock and sole power to dispose or direct the disposition of 14,087,695 shares of our common stock.

In addition, as of March 2, 2026, First Financial Trust & Asset Management Company (the “Trust Company”), a wholly-owned subsidiary of the Company, acted as sole or co-fiduciary with respect to trusts and other accounts which owned, held or controlled in the aggregate 7,620,665 shares, or 5.32% of the outstanding common shares, of the Company over which the Trust Company had, indirectly, sole, shared or contingent authority to vote such shares. No single trust or other account held or controlled a beneficial ownership interest of 5% or more. Of these shares, the Trust Company had sole voting power with respect to 5,534,664 shares, or 3.87%, of the outstanding common shares of the Company, the Trust Company shared voting authority with respect to 85,747 shares, or 0.06% of the outstanding common shares of the Company and the Trust Company has contingent right to vote under the Company’s Employee Stock Ownership Plan up to 2,004,254 shares, or 1.40%, of the outstanding common shares of the Company. The shares held by the Trust Company which are registered in its name or in the name of its nominee, are associated with many different accounts, each of which is governed by a separate instrument or instructions that set forth the powers of the Trust Company with regard to the shares held in such accounts. The Board of Directors historically has not attempted and does not intend to attempt in the future, to exercise any power to vote such shares except as prescribed under the Company’s Employee Stock Ownership Plan for those shares allocated to the stock account of an Employee Participant under such Plan for which no voting instructions have been timely received.

See “Proposal 1—Election of Directors—Nominees” and “—Executive Officers” for information with respect to the beneficial ownership of our common shares by each director nominee and named executive officers as of March 2, 2026. In the aggregate, all director nominees and executive officers as a group (24 individuals) beneficially owned 5,445,079 shares of our common stock, or 3.80%, of our total outstanding shares, as of March 2, 2026.

First Financial Bankshares, Inc. - 20 - 2026 Proxy Statement

Director Compensation

For 2025, we had twelve non-employee directors who received fees for attendance at Board of Director meetings and committee meetings. Directors who are also our executive officers or employees receive no compensation for service as members of either the Board of Directors or committees thereof. Director fees were paid as follows:

Description	Annual ($)
Annual Cash Retainer fee (paid quarterly)	50,000
Annual Restricted Share grant	70,000
Board Meeting fee	3,000
Committee Meeting fee	1,500
Lead Director fee	30,000
Chair Fee:
Audit Committee	20,000
Compensation Committee	15,000
Nominating/Corporate Governance Committee	15,000
Risk Committee	15,000

Director fees are paid in cash, but a director may elect to defer receipt of fees into a non-qualified “Rabbi Trust” wherein the funds are used to purchase Company common shares on the open market. Because these shares are held in a “Rabbi Trust,” shares under this plan are not included in the director’s shares beneficially owned as disclosed on pages 19-20 (however, these shares are noted in footnote (11) in the Beneficial Ownership Table above). As of March 2, 2026, the Rabbi trust held 502,966 shares in trust for the Company’s directors. On April 29, 2025, each non-employee director, received 2,073 shares of Company common shares with respect to their annual $70,000 restricted share grant under the 2021 Omnibus Plan approved by shareholders on April 27, 2021. The closing Company stock price on issuance date was $33.78 and vests from issuance date to the 2026 shareholder meeting on April 28, 2026. Non-employee directors do not participate in the Company’s profit sharing or other benefit plans. Directors are reimbursed for actual travel costs to attend the respective meetings. In addition, a director serving on the board of a subsidiary or a regional advisory board receives director and committee fees per meeting, which are included in the table below. Director compensation for the year ended December 31, 2025, was as follows:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($) (1)
Vianei Braun	87,000	70,000	157,000
David Copeland	114,750	70,000	184,750
Sally Pope Davis	84,250	70,000	154,250
Mike Denny	94,700	70,000	164,700
Murray Edwards	187,700	70,000	257,700
Geoff Haney	78,783	70,000	148,783
Eli Jones, PhD	77,000	70,000	147,000
Tim Lancaster	120,000	70,000	190,000
Kade L. Matthews	78,500	70,000	148,500
Robert Nickles	95,500	70,000	165,500
Blake Poutra	62,583	70,000	132,583
Johnny E. Trotter	89,850	70,000	159,850

(1)
During 2025, the directors did not receive option awards, non-equity incentive plan compensation, pension or deferred compensation earnings, or other compensation.

First Financial Bankshares, Inc. - 21 - 2026 Proxy Statement

CORPORATE GOVERNANCE

Overview

We have long believed that good corporate governance is important to ensure that the Company is managed for the long-term benefit of our shareholders. We periodically review our corporate governance policies and practices and compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We also monitor new and proposed rules of the Securities and Exchange Commission, the Nasdaq, and the bank regulatory authorities. We may amend our governance policies and procedures when required by law, Nasdaq rules, or when we otherwise deem it prudent to do so. Each of our Audit, Compensation, and Nominating/Corporate Governance, Executive and Risk Committees has adopted a charter. Our corporate governance policies, including our code of conduct applicable to all our employees, officers, and directors, as well as the charters of our Audit, Compensation, Nominating/Corporate Governance, Executive and Risk Committees, are available at www.ffin.com under the “Investor Relations/Shareholder Information/Governance Documents” section. Copies of these documents are also available in print to any shareholder who requests them in writing.

Board Leadership Structure and Role in Risk Oversight

We are committed to a strong, independent Board of Directors and believe that objective oversight of the performance of our management is a critical aspect of effective corporate governance. As described under “Director Independence” below, we believe that all our directors are independent apart from Mr. Dueser given his position as Chairman of the Board and Executive Chairman of the Company and the Bank. Apart from our Executive Committee, which Mr. Dueser chairs, all our committees are comprised solely of and chaired by independent directors. In addition, at each regularly scheduled Board meeting, the independent directors meet in executive sessions without Mr. Dueser present.

Mr. Dueser serves as our Chairman of the Board of Directors and Executive Chairman of the Company and the Bank, an advisory role to the CEO and executive management team. The Company believes that Mr. Dueser’s leadership has served the Company and its shareholders well and that despite Mr. Dueser's status as an executive of the Company, the overall benefit of Mr. Dueser's leadership in both roles outweighs any potential disadvantage of this structure, and that any concerns are mitigated by existing safeguards, including:

•
the designation of an Independent Lead Director with clearly defined authority, duties and responsibilities;
•
the highly regulated nature of the Company’s operations;
•
the fact that the Board is comprised of experienced and skilled directors, all of whom, other than Mr. Dueser, are independent;
•
the fact that the Board’s Audit, Compensation, Nominating/Corporate Governance and Risk Committees consist entirely of independent directors; and
•
regular reviews of the Board’s leadership structure and governance practices.

Mr. Edwards serves as the Independent Lead Director. The Board of Directors recognizes that the Company and its shareholders are well served under corporate governance best practices through the designation and empowerment of an independent lead director for several reasons, the foremost being that Mr. Dueser, our Chairman of the Board, is a non-independent director. The independent lead director’s duties include:

•
chairing meetings of executive sessions of our Board of Directors, as well as other meetings involving independent directors;
•
presiding at meetings of the Board of Directors in the absence or at the request of the Chairman of the Board of Directors;
•
acting as a liaison between the independent directors and the Chairman of the Board of Directors;
•
approving meeting agendas;
•
ensuring that appropriate information is sent to the Board of Directors;

First Financial Bankshares, Inc. - 22 - 2026 Proxy Statement

•
providing an important communication link between the other independent directors and our shareholders; and
•
calling additional meetings of the independent directors as appropriate.

Mr. Edwards serves as a liaison between the Chairman and the independent directors, presides over executive sessions of the Board and consults regularly with the Chairman on significant corporate decisions. The Board of Directors periodically considers its structure and the role and responsibilities of the independent lead director to reflect its commitment to corporate governance best practices.

The Board of Directors oversees risk through annual approval of the Risk Appetite Statement and Enterprise Risk Framework and Program, Strategic Plan and budget through its independent standing committees, principally Audit, Compensation, Executive, Nominating/Corporate Governance and Risk Committees. These committees regularly report to the entire Board of Directors on risk-related matters and provide the Board of Directors with integrated insight about our management of strategic, credit, interest rate, financial reporting, technology (including cybersecurity), liquidity, compliance, operational, legal, and reputational risks. In addition, our subsidiary bank has its own board of directors (which is comprised of the same members as the Company's Board of Directors) and audit, compensation, directors’ loan, and asset-liability management committees, which provide risk management oversight. The subsidiary trust company also has a separate board of directors with investment and audit committees that provide oversight to that entity. The management and board of directors of our subsidiary bank and trust company also provide reports to our management and Board of Directors regarding risk management oversight.

In addition, the consolidation of the management of our securities portfolio, loan review, internal audit, compliance, technology, and asset-liability/liquidity management at the holding company level provides additional risk oversight, which further mitigates overall risk to the Company. The Board of Directors believes that sound credit underwriting to manage credit risk and a conservative investment portfolio to manage liquidity and interest rate risk contribute to effective oversight of the Company’s risk. Enterprise risk is monitored through our Risk Appetite Statement. Furthermore, as a financial holding company responsible for safeguarding sensitive information, our Board of Directors believes a robust cybersecurity strategy is vital to effective cyber risk management. Accordingly, our Board is actively engaged in the oversight of the Company’s cyber risk profile and key cyber initiatives.

At meetings of the Board of Directors and its committees, directors receive regular updates from management regarding risk management. Mr. Dueser and the executive officers, who are responsible for instituting risk management practices that are consistent with our overall business strategy and risk tolerance, lead management’s risk discussions at Board and committee meetings. Outside of formal meetings, the Board of Directors, its committees, and individual Board members have regular access to senior executives, including all executive officers.

Minimum Share Holdings

The Nominating/Corporate Governance Committee has established minimum common shareholdings for its non-employee directors. Directors are required to own common shares of the Company having a value equal to seven times the annual cash retainer fee, increased from the previous requirement of five times. The stock ownership level must be achieved within seven years after their first election as a director. Directors are expected to accumulate the required number of shares ratably over the applicable seven-year period, increased from the previous five-year requirement. Once achieved, the minimum share ownership amount should be maintained as long as the person serves as a director of the Company.

Failure to maintain the minimum requirements of the guidelines may result in a director receiving future payments of director fees in the form of equity until he or she has satisfied the minimum ownership guidelines. The Board of Directors may also bar the director from selling Company shares until the minimum share guidelines have been achieved. On December 31, 2025, each non-employee director, except Ms. Davis, Mr. Poutra and Dr. Jones met the minimum shareholdings, including applicable phase-in periods. Ms. Davis joined the Board of Directors in May 2024, Mr. Poutra joined the board in April 2025 and Dr. Jones joined the board in April of 2022 and have not yet reached their minimum shareholdings but expect to comply over this applicable seven year period.

The complete “Stock Ownership Guidelines” can be found at www.ffin.com in the “Investor Relations/Shareholder Information/Governance Documents” section.

First Financial Bankshares, Inc. - 23 - 2026 Proxy Statement

Insider Trading, Hedging and Pledging Policies

The provision of our insider trading policy applicable to our directors, executive officers, and certain other designated employees prohibits such person from trading in puts, calls, or other derivative securities or engaging in short sales with respect to our securities. Our insider trading policy also prohibits such persons from holding our securities in a margin account; however, in some circumstances, such persons may be permitted to pledge our securities as collateral so long as such securities are not held in a margin account. The complete Insider Trading Policy can be found at www.ffin.com at the Investor Relations/Shareholder Information/Governance Documents section.

Communications with Your Board of Directors

Shareholders may call or write to the Board of Directors at the address and phone number listed on the first page of this proxy statement. Letters addressed to individual board members and clearly marked as shareholder communications will be forwarded by the corporate secretary unopened to the individual addressee. Any letters addressed to the Board of Directors and clearly marked as shareholder communications will be forwarded by the corporate secretary unopened to the Chairman of the Board.

Non-employee Director and Director Nominee Independence

In accordance with Nasdaq rules, our Board of Directors affirmatively determines the independence of each non-employee director and each nominee for election as a director. The Board of Directors makes its determination based on the elements of independence set forth in the Nasdaq listing standards. We have not adopted any supplemental independence criteria.

Based on these standards, the Board of Directors has determined that each of the following non-employee directors is independent:

Vianei Lopez Braun	Eli Jones, Ph.D.
David L. Copeland	I. Tim Lancaster
Sally Pope Davis	Kade L. Matthews
Mike B. Denny	Robert C. Nickles
Murray H. Edwards	Blake Poutra
Geoff Haney	Lota S. Zoth

All members of the Audit, Compensation, Nominating/Corporate Governance, and Risk Committees are independent under the applicable Nasdaq listing standards. Given his management position as Executive Chairman, Mr. Dueser is not considered an independent director.

Meetings of the Board of Directors

The Board of Directors of the Company has four regularly scheduled meetings each year. In 2025, each of the directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which such director served.

Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meeting of shareholders, we encourage directors to attend, and historically, all directors have done so.

First Financial Bankshares, Inc. - 24 - 2026 Proxy Statement

Committees of the Board of Directors

The Board of Directors has five committees. The functions and current members of each committee are as follows:

Executive Committee. The Executive Committee acts for the Board of Directors between board meetings, except to the extent limited by our bylaws or Texas law. The current members are Messrs. Copeland, Dueser, Edwards, Lancaster, Nickles and Trotter. Mr. Dueser is the chair of the committee. The Executive Committee met four times during 2025 and once in January 2026.

Nominating/Corporate Governance Committee. Among other things, the Nominating/Corporate Governance Committee recommends director candidates to the Board of Directors. The Nominating/Corporate Governance Committee members are Ms. Braun, Messrs. Copeland, Edwards, Lancaster, Nickles, and Trotter. Mr. Edwards is the chair of the committee. The committee met twice in 2025 and met once in January 2026.

Historically, our goal has been to assemble a Board of Directors that brings diverse perspectives and skills derived from exemplary business and professional experience and diversity of backgrounds and viewpoints. Such qualifications provide sound and prudent guidance with respect to our operations and interests. Generally, the committee identifies candidates through the personal, business, and organizational contacts of the directors and management, as well as our regional advisory boards, of which the new nominee, Lota Zoth is a member. For a description of the process of identifying and evaluating potential directors, please refer to the section of this proxy statement entitled “Identifying and Evaluating Nominees for Director” on page 9.

Our Corporate Governance Guidelines provide that an individual may not stand for election or reelection as a director after attaining seventy-five (75) years of age. Otherwise, there are no stated minimum criteria for director nominees. We expect that the Nominating/Corporate Governance Committee will recommend nominees in the future by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination, balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If any member of the board does not wish to continue in service or if the Nominating/Corporate Governance Committee of the Board of Directors decides not to re-nominate a member for re-election, we anticipate that the Nominating/Corporate Governance Committee will identify the desired skills and experience of a new nominee in light of the criteria above and begin a search for appropriately qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third-party search firm if determined by the Nominating/Corporate Governance Committee.

The Nominating/Corporate Governance Committee will consider qualified director candidates recommended by shareholders. For the 2027 annual shareholders meeting, any shareholder wishing to propose a nominee should submit a recommendation in writing to the corporate secretary at 400 Pine Street, Suite 410, Abilene, Texas 79601 who will deliver the proposal to the Nominating/Corporate Governance Committee of First Financial Bankshares, Inc. at least 120 days and not more than 150 days in advance of the anniversary of the 2026 annual meeting (or as otherwise set forth in our amended and restated bylaws), including the nominee’s resume, qualifications and other relevant biographical information and providing confirmation of (1) the name and address of the shareholder giving notice, and any (x) person controlling, directly or indirectly, or acting in concert with, the shareholder, (y) any beneficial owner of the shares of the Company owned of record or beneficially by the shareholder and (z) any person controlling, controlled by or under common control with the shareholder (a “Shareholder Associated Person”), (2) for the shareholder and any Shareholder Associated Person, the number of common shares of the Company that are owned beneficially and of record and any derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities loans, timed purchases and other economic and voting interests or similar positions, securities or interests with respect to our securities, (3) the nominee’s consent to serve as a director and acknowledgement that the nominee will comply with our amended and restated bylaws, code of business conduct and ethics, corporate governance handbook and any other applicable rules, regulations, policies or standards of conduct applicable to the Board of Directors and its members, (4) a description of all relationships, arrangements or understandings between the shareholder and any Shareholder Associated Person, on the one hand, and the nominee, the nominee’s affiliates or associates or others acting in concert with the nominee, on the other hand, (5)

First Financial Bankshares, Inc. - 25 - 2026 Proxy Statement

a description of the nominee’s background and experience and the reasons why the nominee meets the standards for director nominees set forth in our corporate governance practices, (6) a completed independence questionnaire regarding the nominee, which may be obtained from the Secretary of the Company, (7) a written representation from the nominee that they do not have, nor will they have, any undisclosed voting commitments or other arrangements with respect to their actions as a director and (8) any other information regarding the nominee or shareholder that would be required to be included in a proxy statement relating to the election of directors. Qualified candidates recommended by our shareholders will be evaluated on the same basis as candidates recommended by our officers, directors, and other sources.

The Company is committed to identifying candidates for Board service and the overall makeup of the Board and is committed to including in each candidate search qualified individuals who reflect diverse skills, professional disciplines, and backgrounds.

Audit Committee. Among other things, the Audit Committee reviews the scope and results of the annual audit by our independent auditors and receives and reviews internal and external audit reports. The committee also monitors the qualifications, independence, and performance of our independent auditor and our Chief Audit Executive and internal audit team. Its members include Messrs. Copeland, Denny, Haney and Lancaster. Mr. Copeland is the chairman of the committee. The Audit Committee met six times in 2025, once in January 2026 and once in February 2026. The Board of Directors has determined that it believes all Audit Committee members are financially literate under the current listing standards of Nasdaq. The Board of Directors also believes Mr. Copeland qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission rules adopted pursuant to the Sarbanes-Oxley Act of 2002.

Compensation Committee. The members of the Compensation Committee include Ms. Braun, Ms. Davis, Dr. Jones and Messrs., Lancaster, Matthews, and Trotter. Mr. Lancaster is the chairman of the committee. All committee members are deemed to be independent. In determining the independence of the members, the Board of Directors has used independence requirements specified by Nasdaq Rule 5605(d)(2)(A) and has applied this definition consistently to all committee members. The committee meets as needed during the year but generally meets four to five times per year. The Compensation Committee met five times during 2025, twice in January 2026 and once in March 2026.

The Compensation Committee is responsible for making recommendations to the Board of Directors concerning compensation matters for the Company’s executive officers and directors. Executives of the Company are integral in the compensation process for the Company; however, the committee determines all elements of pay for the Executive Chairman and Chief Executive Officer. With the assistance of the Chief Financial Officer and the human resources department, the Chief Executive Officer makes recommendations for all Company executives, including the named executive officers, to the committee for their review and approval. For the named executive officers, the committee develops compensation recommendations to the full Board of Directors for approval.

The Compensation Committee also oversees the administration of employee benefits and benefit plans for the Company and its subsidiaries, including our profit sharing and flexible spending plans as well as our 2021 Omnibus Plan and 2012 Incentive Stock Option Plan for key employees. The committee delegates day-to-day administration of the clerical elements of these programs to the human resources department, Trust Company as trustee of the profit sharing plans, and the management level Retirement Planning Committee, which reports to the Compensation Committee.

The agenda for meetings of the Compensation Committee is set by its chairman, acting with the assistance of the Company’s Executive Chairman, Chief Executive Officer, and Chief Financial Officer. At each meeting, the committee meets in executive sessions without management or any non-independent directors. In making compensation decisions, the Compensation Committee obtains information from a variety of public sources and considers the recommendations of the Company’s management, human resources department, and Trust company. The committee makes periodic reports to the full Board of Directors.

The Compensation Committee has engaged compensation consultants from outside the Company, and the committee has the right under its charter to engage compensation consultants or other outside advisors, including legal counsel if it so chooses, subject to ratification by the Board of Directors, and only after consideration of the factors listed in Nasdaq Rule 5605(d)(3)(D). The committee may retain, terminate, and approve professional fees (subject to ratification by the Board of Directors) related to compensation consultants or other advisors as

First Financial Bankshares, Inc. - 26 - 2026 Proxy Statement

appropriate. Beginning in 2020, the Compensation Committee retained Pearl Meyer to assist the Company in addressing compensation and benefits to executive officers and outside directors of the Company. Prior to their engagement, the Compensation Committee confirmed that Pearl Meyer did not have any known potential or actual conflicts of interest with the Board of Directors or the Company.

Risk Committee. The members of the Risk Committee include Ms. Braun and Ms. Davis and Messrs. Copeland, Edwards, Matthews, Poutra and Nickles. Mr. Nickles is the chairman of the committee. The Risk Committee met four times in 2025 and once in January 2026. The purpose of the Risk Committee is to assist the Board in its oversight of the Company’s enterprise-wide risk framework and risk appetite, related to various risk domains including credit, interest rate, cybersecurity, liquidity, operational, strategic and other risks.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the Compensation Committee was, during 2025, an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure in this proxy statement. However, certain of the Compensation Committee members (or related entities) maintained loans from subsidiaries during 2025. The loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions on an arms-length basis and did not involve more than the normal risk of collectability or present other unfavorable features to the subsidiary bank. None of our executive officers served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) or director of another entity, one of whose executive officers served as a member of our Board of Directors.

Management Succession Planning

Management succession planning is a priority of the Company as it allows the Company to provide continuity in leadership. The Company’s succession plan is designed to identify and prepare a diversified group of candidates for high-level management positions that become vacant as a result of retirement, resignation, death, disability, or the pursuit of new business opportunities. At each board and executive meeting, management assesses (and reports to the Board of Directors) the leadership needs of the Company to ensure the selection of qualified leaders who possess the necessary skills to serve as a member of the Company’s senior staff. Management is responsible for the Company’s succession planning for each member of senior staff, required regulatory position, and other critical roles, identifying potential candidates to fill future vacancies in those positions.

First Financial Bankshares, Inc. - 27 - 2026 Proxy Statement

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of your Board of Directors has selected Ernst & Young LLP to serve as our independent auditors for the year ending December 31, 2026, and to serve until the next annual meeting in April 2027. Ernst & Young LLP has served as the Company’s independent auditors since 2002. We have been advised by Ernst & Young LLP that neither its firm nor any of its members has any financial interest, direct or indirect, in us, nor has had any connection with us or any of our subsidiaries in any capacity other than independent auditors. The Board of Directors recommends that you vote for the ratification of the selection of Ernst & Young LLP. Shareholder ratification of the selection of Ernst & Young LLP as our independent auditors is not required by our certificate of formation, bylaws, or otherwise.

Independent Registered Public Accounting Firm

We retained Ernst & Young LLP to serve as our independent registered public accounting firm for 2025 and 2024. The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst & Young LLP, the principal auditors who performed the audit of our annual financial statements, review of the quarterly financial statements, and audit of internal controls, were as follows:

	Year ended December 31,
	2025	2024
Audit Fees	$1,439,200	$1,339,500
Audit Related Fees	100,000	None
Tax Fees	None	None
All Other Fees	None	None

Our Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Audit related fees for 2025 include system implementation readiness assessments associated with our finance infrastructure upgrade. Except as permitted under Rule 2-01 of Securities and Exchange Commission Regulation S-X, unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to its Chairman the authority to approve permitted services provided that the Chairman reports such decisions to the committee at its next scheduled meeting.

Nevertheless, your Board of Directors is submitting this matter to the shareholders in conformance with the practices of good corporate governance. If the shareholders do not ratify the appointment of Ernst & Young LLP, then the appointment of independent auditors will be reconsidered by our Audit Committee. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent audit firm at any time during the year if it is determined that such a change would be in the best interests of the Company and its shareholders. Representatives of Ernst & Young LLP are expected to be present at the annual shareholders' meeting, and they may have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2026.

First Financial Bankshares, Inc. - 28 - 2026 Proxy Statement

PROPOSAL 3 – ADVISORY, NON-BINDING VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Pursuant to the Securities and Exchange Commission rules adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we are conducting a shareholder advisory vote on the compensation paid to our named executive officers. Although the vote is advisory and is not binding on the Board of Directors, the Company, or the Compensation Committee, the Board’s Compensation Committee will take into account, among other criteria, the outcome of the vote when considering future executive compensation decisions.

This proposal, commonly referred to as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers and the executive compensation philosophy, policies, and programs described in this proxy statement. We ask that you support the compensation of our named executive officers as disclosed under the heading “Executive Compensation,” including the “Compensation Discussion and Analysis” section and the accompanying compensation tables and related narrative disclosure.

As described in the Compensation Discussion and Analysis section, we seek to provide a compensation package that attracts and retains executive talent, provides rewards for superior performance, and produces consequences for underperformance. We believe that our compensation program strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our shareholders.

You are encouraged to read the detailed information under “Executive Compensation” beginning on page 32 of this proxy statement for additional details about our executive compensation programs. We believe shareholders should consider the following in determining whether to approve this proposal:

•
each member of our Compensation Committee is independent under the applicable Nasdaq rules;
•
the Compensation Committee continually monitors our performance and adjusts compensation practices accordingly;
•
all award agreements, after October 2016, evidencing awards granted under the 2012 Incentive Stock Option Plan or the 2021 Omnibus Stock and Incentive Plan include a compensation recoupment (“clawback”) provision; and
•
all bonuses and awards are subject to repayment or forfeiture pursuant to the Company’s Compensation Recovery Policy, as further discussed on page 42, should the Company be required to restate previously issued financial statements for an accounting matter.

Shareholder advisory votes on executive compensation currently take place on an annual basis.

The Board of Directors strongly endorses the Company’s executive compensation program and recommends that shareholders vote in favor of the following resolution:

RESOLVED, that the shareholders of First Financial Bankshares, Inc. hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s Proxy Statement for the 2026 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis, compensation tables, and the accompanying narrative discussion disclosed in this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE RESOLUTION RELATED TO THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

First Financial Bankshares, Inc. - 29 - 2026 Proxy Statement

EXECUTIVE OFFICERS

Set forth in the following table are our named executive officers for 2025, the number of years they have served in their current position, their principal occupation, and the number of our common shares beneficially owned by each of them as of March 2, 2026. Except as otherwise indicated, the named executive officer has sole voting and investment power with respect to the shares he holds. The address for each individual is 400 Pine Street, Abilene, Texas, 79601.

Name	Age	Office	Years Served in Such Office	Principal Occupation During Past 5 Years	Shares Beneficially Owned		Percent of Shares Outstanding (1)
F. Scott Dueser	72	Chairman of the Board and Chief Executive Officer +	25	Chairman and Chief Executive Officer of First Financial Bankshares, Inc. and First Financial Bank**; Chairman and Chief Executive Officer of First Financial Trust & Asset Management Company ** since January 2025	1,674,316	(2)(3)(4)(5)(6)	1.17%
David W. Bailey	42	President +	1	Executive Vice President, Chief Banking Officer from March 2024 through December 2024; Executive Vice President, Commercial Banking from October 2021 to February 2024; Senior Lender of Abilene Region from 2020 to 2021, and CEO and President of the Eastland Region of First Financial Bank**	47,433	(3)(4)(5)(6)	*
Michelle S. Hickox	58	Executive Vice President and Chief Financial Officer	3	Executive Vice President and Chief Financial Officer of First Financial Bankshares, Inc. since January 2023; and Executive Vice President and Chief Financial Officer of Independent Bank Group, Inc. (IBTX) from 2012 to 2022	35,513	(3)(4)(5)(6)	*
Ronald D. Butler, II	66	Executive Vice President and Chief Administrative Officer	14	Executive Vice President and Chief Administrative Officer of First Financial Bankshares, Inc. and First Financial Bank**; Chairman and Chief Executive Officer of Abilene Region of First Financial Bank**	270,192	(3)(4)(5)(6)(7)	*
T. Luke Longhofer	44	Chief Credit Officer	7	Executive Vice President and Chief Credit Officer of First Financial Bankshares, Inc. and First Financial Bank*	69,143	(3)(4)(5)(6)	*

* Less than 1%

** A wholly-owned subsidiary of the Company

+ Effective February 1, 2026 Mr. Bailey was appointed Chief Executive Officer and President of the Company and First Financial Bank while Mr. Dueser transitioned to Executive Chairman of the Company and the Bank.

F. Scott Dueser	David W. Bailey	Michelle S. Hickox	Ronald D. Butler, II	T. Luke Longhofer

(1)
Based on 143,228,602 common shares outstanding as of March 2, 2026.

First Financial Bankshares, Inc. - 30 - 2026 Proxy Statement

(2)
Includes 471,004 shares that are owned by a family limited partnership of which Mr. Dueser serves as the manager and general partner and to which he disclaims beneficial ownership with respect to 353,253 shares; 408,310 shares owned by a second family limited partnership of which Mr. Dueser serves as the manager and general partner and to which he disclaims beneficial ownership with respect to 291,125 shares; and 502,507 shares held by several trusts of which Mr. Dueser is the trustee, settlor, and beneficiary
(3)
Includes shares indirectly owned as of March 2, 2026, through our employee stock ownership plan portion of the profit sharing plan, which each participant has sole voting power, as follows: Mr. Dueser – 228,207, Ms. Hickox - 624, Mr. Butler – 45,277, Mr. Bailey - 4,876, and Mr. Longhofer – 3,924.
(4)
Includes 50,370, 8,168, 3,703 and 4,845 shares indirectly owned through the supplemental executive retirement plan for Messrs., Dueser, Butler, Bailey and Longhofer, respectively and 3,912 shares for Ms. Hickox.
(5)
Includes 35,784, 53,051, 23,369 and 23,978 shares of our common shares issuable upon exercise of options presently exercisable or exercisable within 60 days of March 2, 2026, for Messrs., Dueser, Butler, Bailey and Longhofer, respectively and 13,677 shares for Ms. Hickox.
(6)
Excludes restricted stock units and performance stock units granted in 2025, 2024 and 2023 through the 2021 Omnibus Stock and Incentive Plan as follows: Mr. Dueser – 21,866 and 26,623, Ms. Hickox - 7,161 and 11,073, Mr. Butler – 7,256 and 11,187, Mr. Bailey - 5,387 and 7,395 and Mr. Longhofer – 4,574 and 6,699, respectively.
(7)
Mr. Butler has pledged Company stock owned totaling 163,700 shares related to his exercise of stock options.

Set forth in the following table are our other current executive officers, the number of years they have served in their current position, and their principal occupation.

Name	Age	Office	Years Served in Such Office	Principal Occupation, During Past 5 Years
Lon A. Biebighauser	45	President, First Financial Trust & Asset Management Company	1	Executive Vice President and Abilene Regional President since 2023; Executive Vice President and Abilene Office Manager since 2017, First Financial Trust & Asset Management Company *
Timothy Brown	60	Executive Vice President and Chief Information Officer	-

Executive Vice President and Chief Information Officer of First Financial Bankshares since September 2025; Executive Vice President and Chief Information Officer of Johnson Financial Group from 2019 to 2025

Brian D. Goodrich	53	Executive Vice President and General Counsel	1

Executive Vice President and General Counsel of First Financial Bankshares, Inc. and First Financial Bank* since September 2024; First Senior Vice President and Deputy General Counsel of MidFirst Bank from 2014 to 2024

J. Kyle McVey	39	Executive Vice President, Chief Financial Officer First Financial Bank and Investor Relations Director	5	Executive Vice President, Chief Accounting Officer and Investor Relations Director of First Financial Bankshares, Inc, and Chief Financial Officer of First Financial Bank * since July 2025.
Randy A. Roewe	58	Executive Vice President and Chief Risk Officer	10	Executive Vice President and Chief Risk Officer of First Financial Bankshares, Inc. and First Financial Bank*
John J. Ruzicka	68	Chief Banking Operations Officer	7

Executive Vice President and Chief Banking Operations Officer First Financial Bankshares, Inc. and First Financial Bank since October 2025; Executive Vice President and Chief Information Officer of First Financial Bankshares, Inc., Chairman, President, and CEO of First Financial Technology Services, Inc.*

* A wholly-owned subsidiary of the Company

Lon A. Biebighauser	Timothy Brown	Brian D. Goodrich	J. Kyle McVey	Randy A. Roewe	John J. Ruzicka

First Financial Bankshares, Inc. - 31 - 2026 Proxy Statement

First Financial Bankshares, Inc. - 32 - 2026 Proxy Statement

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis is included to provide the material information necessary for our shareholders to understand the objectives and policies of our compensation program for our named executive officers. The following executives were our “named executive officers” for 2025:

Named Executive Officer	Title

F. Scott Dueser	Chairman and Chief Executive Officer of First Financial Bankshares, Inc. and First Financial Bank

David W. Bailey	President of First Financial Bankshares, Inc. and First Financial Bank

Michelle S. Hickox	Executive Vice President and Chief Financial Officer of First Financial Bankshares, Inc.

Ronald D. Butler II

Executive Vice President, Chief Administrative Officer of First Financial Bankshares, Inc and First Financial Bank; Chairman of First Financial Bank, Abilene Region; Vice Chairman of the Executive Management Committee

T. Luke Longhofer	Executive Vice President, Chief Credit Officer of First Financial Bankshares, Inc. and First Financial Bank

LEADERSHIP TRANSITION

As part of the Company's long-term succession planning, the Board of Directors has approved a leadership transition effective February 1, 2026. At that time, F. Scott Dueser transitioned from his role as Chairman and Chief Executive Officer to Executive Chair of the Board, and David W. Bailey, President of First Financial Bankshares and First Financial Bank succeeded Mr. Dueser as President and Chief Executive Officer. This planned transition reflects the Board's commitment to orderly leadership succession, continuity of strategy and sustained execution. Mr. Dueser is expected to continue providing strategic guidance and institutional knowledge as Executive Chair, while Mr. Bailey will assume full responsibility for the Company's strategic and operational leadership.

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2025 Business Highlights

Our executive compensation program is designed to align pay with performance. To provide context for 2025 compensation decisions, the following highlights summarize our recent financial and operating performance. These measures reflect the same priorities emphasized in our annual and long-term incentive plans--profitability, growth, efficiency, credit quality and stockholder value creation.

Profitability

•
Net income of $253.58 million, up 13.45% year over year; diluted earnings per share increased to $1.77 from $1.56 in 2024.
•
Return on average assets of 1.76% and return on average equity of 14.59%, both strong relative to peer banks in the $10-$50 billion asset range.
•
Net interest income increased $74.15 million or 17.37% from 2024 with the net interest margin increasing from 3.50% to 3.79%.

Growth and Efficiency

•
Deposits grew to $13.35 billion, increasing 10.30% from December 31, 2024 and total assets increased $1.47 billion or 10.49%.
•
The efficiency ratio improved to 45.53%, reflecting continued disciplined expense management.

To provide a backdrop for executive pay decisions for 2025, the following key operating metrics and financial highlights provide an overview for our operating results:

•
Net income for 2025 was $253.58 million, up $30.07 million, or 13.45 percent, over 2024. Earnings per diluted share were $1.77 in 2025 compared to $1.56 in 2024.

NET INCOME (in thousands)	DILUTED EARNINGS PER SHARE	DIVIDENDS PER SHARE

•
Total assets increased to $15.45 billion. Loans held-for-investment increased to $8.16 billion and deposits increased to $13.35 billion.

TOTAL ASSETS (in billions)	LOANS, HELD-FOR-INVESTMENT (in billions)	TOTAL DEPOSITS (in billions)

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•
Our earnings reflect a return on average assets of 1.76 percent and a return on average equity of 14.59 percent for 2025.

RETURN ON AVERAGE ASSETS	RETURN ON AVERAGE EQUITY

•
Our net interest margin (tax equivalent) was 3.79 percent, while our efficiency ratio was 45.53 percent in 2025.

NET INTEREST MARGIN	EFFICIENCY RATIO

•
Our Trust Company grew the market value of assets managed to $11.94 billion in 2025 and trust fees increased to $51.86 million.

TRUST ASSET MARKET VALUE (in billions)	TRUST FEES (in millions)

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2025 Say on Pay Results and Shareholder Engagement

Say-on-Pay Considerations. The Compensation Committee monitors the results of the annual advisory "say-on-pay" proposal and incorporates such results as one of many factors considered in connection with the discharge of its responsibilities, although no such factor is assigned a quantitative weighting. Because an overwhelming majority (94.4% of votes cast) of our shareholders approved the compensation program described in our proxy statement in 2025, the Compensation Committee did not implement changes to our executive compensation program as a result of the shareholder advisory vote.

Shareholder Outreach. We value the opinion of our shareholders and look forward to a continued, open conversation on compensation and related matters, and other issues relevant to our business. We want our shareholders to fully understand our rationale for our approach to executive compensation, and we want to understand the views and concerns of our shareholders. Although our current executive compensation program contains continuations or versions of arrangements that were put in place historically, we continue to evolve the design and features based on current best practices and shareholder feedback.

Overall Summary of Key Compensation Governance Features

What We Do			What We Don't Do
✓	Emphasize performance-based, variable (at-risk) incentive compensation	✓	Permit hedging or speculative transactions in Company stock by executive officers
✓	Require meaningful executive stock ownership through formal stock ownership guidelines	✓	Reprice stock options or other equity awards
✓	Maintain a compensation clawback and recoupment policy	✓	Issue employment agreements or agreements with tax gross-up provisions
✓ ✓	Conduct an annual advisory “say-on-pay” vote Maintain a fully independent Compensation Committee	✓	Provide excessive or non-business-related perquisites
✓	Engage an independent compensation consultant that reports directly to the Compensation Committee

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WHAT GUIDES OUR COMPENSATION PROGRAM

Compensation Philosophy & Objectives

The Compensation Committee’s executive compensation philosophy is to provide a program that attracts, motivates, and retains talented leaders while aligning their interests with those of our shareholders. Our objectives are to support the Company’s long-term growth and stability, encourage prudent risk management, and reward executives for delivering sustained performance. Our program is guided by the following principles:

Alignment with Shareholder Interests

Executives should be compensated through market-competitive pay elements based on short-term and long-term performance objectives that align executive compensation with the creation of long-term value for our shareholders.

Pay for Performance

A substantial portion of executives’ compensation should be linked to the achievement of pre-determined financial and investment metrics with challenging performance targets that align with the Company’s operational business plan.

Risk Awareness	Compensation should be structured to discourage excessive risk-taking and support sound decision-making in a highly regulated industry.

The Committee regularly evaluates this philosophy to ensure it continues to align with the Company’s business objectives, regulatory environment, and shareholder interests.

Key Elements of Executive Compensation

Compensation Element	How Paid	Purpose

Base Salary	Cash (fixed payments)	Provides a competitive base salary relative to similar positions in the market to attract and retain highly skilled executive talent

Short-term Incentives	Cash (variable/performance)	Focus on achieving predetermined annual financial performance and other strategic objectives supporting growth, profitability, and returns for our shareholders

Long-term Incentives	Equity Grants - Performance Stock Options (PSUs) - Stock Options - Restricted Stock Units (RSUs)

Focus on incentives for executives to reach financial goals and align their long-term economic interests with those of our shareholders through meaningful use of a mix of equity incentives; including stock price appreciation in the case of stock options

Other Benefits	SERP (deferred) 401(k) Profit Sharing Plan ESOP	Provide retirement security and wealth accumulation through employer contributions and employee deferrals of compensation as well as retirement benefits and additional stock ownership

Pay Mix

The charts below show the target annual total direct compensation of our Chief Executive Officer (CEO) and the average for our other named executive officers (NEOs) for fiscal year 2025. These charts illustrate that the majority of executive compensation is at risk, with 64.2% for our CEO and an average of 57.5% for our other NEOs at risk.

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CEO	Other NEOs

Base Pay
35.8%
Long-Term
Incentives
26.8%
Short-Term
Incentives
28.2%
Retirement/
Other
9.2%
Variable/At Risk 64.2%

Long-Term Incentives 25.5%
Base Pay 42.5%
Short-Term Incentives 22.2%
Variable/At Risk 57.5%
Retirement/ Other 9.8%

Compensation Decision-Making Process

Role of Compensation Committee. Our Compensation Committee has the primary responsibility for approving our compensation philosophy and programs as they relate to our executive officers, including the named executive officers. The Compensation Committee is comprised of independent, non-employee members of the Board of Directors. The Compensation Committee works very closely with the independent compensation consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Committee’s authority and responsibilities are specified in the Compensation Committee’s Charter, which is available on our website at www.ffin.com in the “Investor Relations/Shareholder Information/Governance Documents.”

The Compensation Committee makes all final recommendations to the full Board of Directors for all compensation and equity award decisions regarding our executive officers, including the Chief Executive Officer (“CEO”). Compensation for the named executive officers is approved by the independent board members.

Role of Senior Management. Members of our management team attend regular Compensation Committee meetings where executive compensation, Company, and individual performance, and competitive compensation levels and practices are discussed and evaluated. The Committee and subsequently the independent members of the Board of Directors review the CEO’s performance and make all final determinations regarding the CEO's compensation after conducting their review; for other executive officers, the Committee reviews the CEO’s assessment of their performance and proposed pay decisions. Only the Committee members and independent board members are allowed to vote on decisions regarding executive officer compensation.

Role of the Independent Compensation Consultant.

The Compensation Committee retained Pearl Meyer in 2025 to serve as its independent executive compensation consultant. The services provided by Pearl Meyer include advising the Compensation Committee on the principal aspects of the executive compensation program and evolving best practices, and providing market information and analysis regarding the competitiveness of our program design and awards in relation to our performance.

The Compensation Committee regularly reviews the services provided by its outside consultants and believes that Pearl Meyer is independent in providing executive compensation consulting services. The Compensation Committee conducted a specific review of its relationship with Pearl Meyer in 2025 and determined that Pearl Meyer’s work for the Compensation Committee did not raise any conflicts of interest, taking into account the “independence factors” identified by the SEC and Nasdaq. The Compensation Committee continues to monitor the independence of its compensation consultant on a periodic basis

Role of Competitive Benchmarking. The Compensation Committee measures the Company’s senior management compensation levels with comparable compensation levels in industry benchmark studies and peer group data. We

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use survey data to benchmark our executive positions to those at other banking institutions with total asset sizes similar to ours.

In addition, the Compensation Committee evaluates the Company's named executive officer compensation levels with comparable compensation levels for a peer group of comparable banks based on asset size, geography and operations. The peer group companies considered by the Compensation Committee are:

•	Ameris Bancorp	•	Origin Bancorp, Inc.	•	Simmons First National Corporation
•	Enterprise Financial Services Corp	•	Prosperity Bancshares, Inc.	•	Southside Bancshares, Inc.
•	FB Financial Corporation	•	Renasant Corporation	•	Stellar Bancorp, Inc.
•	Hilltop Holdings, Inc.	•	Seacoast Banking Corporation of Florida	•	Stock Yards Bancorp, Inc.
•	Home Bancshares, Inc.	•	ServisFirst Bancshares, Inc.	•	Trustmark Corporation
				•	Veritex Holdings, Inc.

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2025 EXECUTIVE COMPENSATION PROGRAM – DETAILED ANALYSIS

Base Salary

Base salaries paid to our executives competitively compensate them for the experience and skills needed to perform their current roles, as well as reward their prior individual performance. We seek to provide our senior management with a level of assured cash compensation in the form of base salary that reflects their professional status, accomplishments, and experience. In January 2025, following its review of competitive market data, the Compensation Committee (and, for Mr. Dueser, the independent members of the Board) approved base salary increases for each named executive officer, effective March 1, 2025. The Compensation Committee approved an increase in base salary to $600,000 for Mr. Bailey in connection with his appointment to President of the Company, effective January 1, 2025. Mr. Longhofer was not a named executive officer in 2024.

	2024 Base Salary	2025 Base Salary	% Increase
Dueser (1)	$1,181,250	$1,205,000	2.01%
Bailey	$450,000	$600,000	33.33%
Hickox	$620,000	$630,000	1.61%
Butler	$630,000	$640,000	1.59%
Longhofer	NA	$450,000	NA
(1)
In connection with Mr. Dueser’s transition to Executive Chair and Mr. Bailey’s appointment as President and Chief Executive Officer, each effective February 1, 2026, the Compensation Committee adjusted their respective base salaries to better align with market practices and the scope of their roles. Mr. Dueser’s annual base salary was reduced from $1,205,000 in 2025 to $1,105,000 for 2026, representing a decrease of approximately 9%, while Mr. Bailey’s annual base salary was increased from $600,000 to $700,000 for 2026, representing an increase of approximately 17%.

Short-term Incentives (Cash)

We offer a short-term incentive plan that provides senior management with an opportunity to receive a cash award based on the achievement of pre-determined performance goals.

Target Award Opportunities

Annual incentive target opportunities are expressed as a percentage of base salary and are established based on market data, and size and scope of job responsibilities to create a market-competitive total cash compensation level. Actual awards may range from zero to approximately 110% of target depending on performance results.

For the fiscal year 2025, the annual and actual incentive targets in dollars and percentages for the named executive officers were as follows:

Named Executive Officer	2025 Base Salary ($)	Target Annual Incentive Opportunity (%)	Target Annual Incentive Opportunity ($)
Dueser(1)	1,205,000	90	1,084,500
Bailey	600,000	60	360,000
Hickox	630,000	60	378,000
Butler	640,000	60	384,000
Longhofer	450,000	50	225,000
(1)
In connection with Mr. Dueser’s transition to Executive Chair and Mr. Bailey’s appointment as President and Chief Executive Officer, each effective February 1, 2026, the Compensation Committee adjusted their respective target annual incentive opportunities to better align with market practices and the scope of their roles. Mr. Dueser’s target annual incentive opportunity was reduced from 90% to 80% of base salary, while Mr. Bailey’s target annual incentive opportunity was increased from 60% to 85% of base salary.

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Performance Metrics, Goals and Results

For 2025, the Compensation Committee selected performance metrics that balance profitability, growth, efficiency, and risk management, using scorecards of financial and operational measures aligned with the Company’s strategy. The plan places heavier emphasis on sustainable Bank Earnings Growth because it is a primary driver of long-term stockholder value and all NEOs are held accountable for results against this key financial measure. The other metrics vary to reflect differences in role and responsibility.

The scorecard for Messrs. Dueser, Bailey, Butler and Ms. Hickox (our CEO and Corporate leaders) emphasizes balanced growth, sustainable profitability, and operating discipline:

Performance Metric	Weighting	Performance Range			Actual Results
		Threshold	Target	Maximum
Bank Earnings Growth	40%	6.00%	10.00%	15.00%	14.50%
Total Loan Growth	25%	6.00%	8.00%	10.00%	3.32%
Total Deposit Growth	25%	4.00%	6.00%	8.00%	10.30%
Efficiency Ratio	10%	48.00%	47.00%	46.00%	45.44%

The scorecard for Mr. Longhofer (our EVP, Chief Credit Officer) emphasizes asset quality and prudent risk oversight in addition to earnings growth:

Performance Metric	Weighting	Range of Performance Goals			Actual Results
		Threshold	Target	Maximum
Bank Earnings Growth	40%	6.00%	10.00%	15.00%	14.50%
Net Charge-Offs	30%	.0.07%	0.05%	0.03%	1.07%
Non-Performing Assets	30%	.0.80%	0.60%	0.40%	0.69%

Based on the above performance results, Messrs. Dueser, Butler, Bailey and Ms. Hickox earned between 87% and 94% of their target awards and Mr. Longhofer earned 68% of his target award. Actual award amounts for each of the NEOs are listed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

While the performance goals are the primary drivers of annual incentive awards, the Compensation Committee retains discretion to adjust payouts upward or downward to ensure payouts appropriately reflect the Company’s overall performance, including considerations such as audit, compliance, and asset quality, as well as each named executive officer’s individual performance.

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Long-term Incentives (Equity Grants)

Fiscal 2025 Equity Awards

Long-term incentives are intended to align the long-term interests of our named executive officers and our shareholders and encourage the achievement of the long-term goals of the Company. Long-term equity incentives are also designed to motivate and retain top talent. To accomplish these objectives, the Compensation Committee considers a mix of equity vehicles when granting long-term incentives, using performance stock units (PSUs), stock options and restricted stock units (RSUs) as follows:

Equity Award	Weight	Objectives and Design
Performance Stock Units (PSUs)	33%
•
Rewards achievement of outstanding operating performance over a three-year period
•
For fiscal 2025, the Committee selected Return on Average Assets (ROAA) as the performance metric:
o
ROAA is measured relative to industry peers
o
Performance peer group: over 60 publicly-traded banks with $10B to $50B in assets
•
No dividends paid on unvested units; dividends accrued on unvested units and only paid on the units that vest performance

Stock Options	33%	• Reward long-term shareholder value creation in the form of stock price appreciation • Vesting: 33.3% per year • Participants are encouraged to exercise stock options and hold the shares
Restricted Stock Units (RSUs)	33%	• Encourages retention and increases stock ownership • Vesting 33.3% per year • No dividends paid on unvested units; dividends accrued on unvested units and only paid on the units that vest

Long-term equity awards also include strong governance features, such as confidentiality and non-compete requirements, as well as clawback provisions that permit the Board to recoup compensation in the event of misconduct or other detrimental actions.

2025 Target Award Opportunity

The Compensation Committee determines long-term incentive award amounts based upon a number of factors, including competitive market data, total overall compensation provided to each named executive officer, Company performance during the fiscal year preceding the year of grant, and historic grants. The table below shows the annual long-term incentive award values granted for fiscal year 2025 for each of the named executive officers:

	Target PSUs	Stock Options	RSUS	Total Award Value
Dueser	449,984	-	449,983	889,967
Hickox	123,972	124,026	123,971	371,969
Butler	125,975	126,023	125,975	377,973

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Bailey	120,001	120,023	120,000	360,024
Longhofer	89,982	90,022	89,982	269,986

Given the planned leadership transition effective February 1, 2026, Mr. Dueser did not receive stock options as part of his 2025 long-term incentive award; instead, his grant was delivered 50% in PSUs and 50% in RSUs to align with his future role and the Company’s succession plan.

Award amounts for PSUs and RSUs were determined based on the closing price of our common stock on the date of grant on August 14, 2025, which was $36.43. Stock option awards were calculated based on Black-Scholes values.

For the PSU grant issued in 2025, the performance is measured based on relative ROAA over the three-year period (January 1, 2025 – December 31, 2027). Actual awards earned and vested may range from zero to 200% based on the following:

Company Percentile ROAA Performance Relative to Peer Group	% of Target Award Earned
80th percentile or above	200%
60th percentile	100%
40th percentile	50%
Below 40th percentile	0%

(1)
The applicable vesting percentage for performance between the 40th and 60th percentiles and between the 60th and 80th percentiles is determined by straight-line linear interpolation.

The Company must achieve the 60th percentile to earn the target award and no PSUs will be earned below the threshold of 40thpercentile.

Stock Options.

Stock options are used as a long-term incentive to directly link executive compensation with stock price appreciation. In 2025, the Compensation Committee granted stock options. These awards vest in equal installments over three years and expire ten years from the grant date. The Committee encourages executives to build and maintain a meaningful equity stake in the Company, reinforcing alignment with stockholders.

Restricted Stock Units (“RSUs”)

The RSUs include time-based vesting equally over a three-year period following the date of grants; the RSUs include dividend equivalent rights, which are distributable with the vesting of the shares but do not include voting rights.

Earned and Vested PSUs for the 2023 to 2025 Period

The Company expects to settle PSUs for the 2023 thru 2025 performance period in mid-March at 150% of the target award based on results. The performance goals for this period consist of relative operating earnings per share growth (50%) and relative ROAA (50%) as compared to industry peers. The industry peer group consists of over 60 banks with $10B to $50B in assets. For the period, the Company expects relative earnings per share growth to be approximately in the 51st percentile and the relative ROAA at approximately the 89th percentile.

OTHER COMPENSATION PRACTICES, POLICIES, AND PROGRAMS

Stock ownership guidelines

The Nominating/Corporate Governance Committee established minimum common shareholdings for the Company’s executive officers. The chief executive officer is required to own shares of Company stock having a value equal to five times his base salary. The other executive officers are required to own shares of Company stock having a value equal to three times their base salary. The stock ownership level must be achieved within five years after first becoming an executive officer. If a current executive officer is promoted to the CEO or CFO position they will receive an additional five years to meet the ownership requirement. The executive officers are expected to accumulate the

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required number of shares over the applicable five-year period. Once achieved, ownership of the guidelines amount should be maintained as long as the individual remains an executive officer.

The complete “Stock Ownership Guidelines” can be found at www.ffin.com in the “Investor Relations/Shareholder Information/Governance Documents.”

Compensation Recovery Policy

In July 2023, the Compensation Committee approved a Compensation Recovery Policy whereby the Company’s executive officers subject to Section 16 of the Exchange Act, the presidents of the Company’s subsidiaries or a regional division of the Bank and the regional chairpersons of the Bank will generally be subject to repayment or forfeiture of any incentive based compensation (as defined below) should the Company be required to prepare an accounting restatement such that the applicable person would have received a lesser incentive based compensation amount. Incentive based compensation, as defined in the policy, means any compensation that is awarded, earned or vested based in whole or in part on the attainment of any measure that is determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, and any measures that are derived wholly or in part from those measures, whether or not the measure is presented within the financial statements or included in a filing with the SEC. The complete “Compensation Recovery Policy” can be found at www.ffin.com in the “Investor Relations/Shareholder Information/Governance Documents” section.

Retirement Plans

401(k), Profit Sharing Plan and Employee Stock Ownership Plan. All eligible employees, including the named executive officers, participate in Company’s defined contribution plan. The 401(k) feature of the plan allows the participants to make pre-tax contributions. The plan includes a “safe harbor” Company match equal to 100% of each participant’s contributions up to 3% of compensation, plus 50% of contributions between 3% and 5%.

Profit sharing contributions are discretionary, reviewed annually by the Compensation Committee, and approved by the Board. Employees are not required to contribute to receive profit sharing. Employer contributions are allocated pro rata based on participant compensation, as defined in the plan. The Internal Revenue Service limits the compensation amount used to calculate a participant’s benefit to $350,000 for 2025 (adjusted annually). The total of employer and employee contributions may not exceed $70,000 in 2025. Participants may also make catch-up contributions, up to $7,500 if age 50 or older, and up to $11,250 if age 60–63.

Our plan also includes an employee stock ownership plan (“ESOP”) component in which 25% of annual profit sharing contributions are invested in Company stock. Participants may take dividends in cash or reinvest in additional shares. Participants own and may vote the shares in their ESOP accounts.

The profit sharing plan provides for graduated vesting, with full vesting after six years of service. Safe harbor contributions and reinvested ESOP dividends vest immediately. Benefits include contributions, investment gains/losses, and forfeitures. Voluntary contributions are always fully vested. The plan also provides immediate vesting upon retirement, death, or disability.

Senior management participates on the same terms as all employees. Employer profit sharing contributions are capped at 15% of eligible pay, plus the safe harbor match, subject to IRS limits.

Supplemental Executive Retirement Plan. The SERP is a non-qualified deferred compensation plan for key executives designated by the Board, including our named executive officers. It provides benefits upon retirement, death, disability, or termination (other than “for cause”), in compliance with Section 409A of the Internal Revenue Code. The Company may make discretionary contributions to participant accounts, which may be fully or conditionally vested. All unvested amounts vest immediately upon death, disability, or a change in control. Participants may also defer cash salary, short-term incentives, and restricted or performance stock units into the SERP, based on their elections. Contributions are credited with earnings or losses based on participant investment elections, using the same investment options available under the Company’s profit sharing plan (other than Company stock). Vested account balances are paid following termination, in a lump sum or installments, as elected by the participant in accordance with Section 409A. In January 2026, the Company contributed $905,000 to the SERP for all participants, including the named executive officers, with respect to 2025.

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Make Whole Plan. The Company maintains a frozen non-qualified excess benefit plan. Under this plan, executives whose Company contributions to the profit sharing plan and 401(k) match were limited by IRS rules previously received supplemental Company contributions equal to the amounts they would have received absent those limits. This plan used the same contribution formula and vesting requirements as the 401(k) plan and was 100% vested in the Company’s common stock. This plan was implemented by the Compensation Committee to allow senior management whose compensation was in excess of Internal Revenue Service limits to have profit sharing/401(k) matches in the same proportionate ratio as all employees. The Make Whole Plan was “frozen” as to new participants and contributions effective December 31, 2018. At December 31, 2025, the plan held 112,149 of the Company’s common shares.

Executive Recognition Agreements and Potential Payments Upon a Change in Control. The Company has entered into Executive Recognition agreements with named executive officers. The Company does not utilize employment agreements other than in connection with business combination transactions.

We believe our executive recognition agreements are conservative when compared to the competitive market. The agreements have been continually renewed since we view them as necessary to ensure the continued focus of our executives on making the appropriate strategic decisions for the Company, even if the decision involves a change in control.

Each executive recognition agreement provides severance benefits for each applicable executive officer if, within two years following a change in control, the officer’s employment with us or our subsidiaries is terminated (i) by us (including any successor to us) or the subsidiary bank for any reason other than for cause (see below), or (ii) by the executive officer for good reason (see below).

As used in the executive recognition agreements, a “change in control” is defined as one or more of the following:

•
a person or entity directly or indirectly acquires securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities;
•
the consummation of a reorganization, merger, consolidation, recapitalization, exchange offer, purchase of assets or other transaction, in each case, with respect to which the persons who were the beneficial owners of the Company immediately prior to such a transaction do not immediately after such transaction, own more than 50% of the combined voting power of the reorganized, merged, recapitalized or resulting company’s then outstanding voting securities;
•
the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company and such complete liquidation or dissolution is consummated;
•
in any two-year period, individuals who are members of the Board of Directors at the beginning of such period plus each new director whose election or nomination for election was approved by at least two-thirds of the directors in office immediately prior to such election or nomination, cease for any reason to constitute at least a majority of the Board; or
•
the sale or disposition by the Company of all or substantially all of the Company’s assets other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least 50% of the combined voting power of the voting securities of which is owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

As used in the executive recognition agreements, “cause” means termination of an employee due to the:

•
willful and continued failure by the employee to substantially perform his or her duties with the Company (other than any such failure resulting from the employee’s physical or mental incapacity due to injury or illness) after written demand for substantial performance is delivered to the employee by the Company; or
•
willful engaging by the employee in conduct, which is demonstrably injurious to the Company, monetarily or otherwise.

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As used in the executive recognition agreements, “good reason” means termination by an employee due to:

•
a determination by the employee, made in good faith and based on the employee’s reasonable belief, that there has been a materially adverse change in his or her status or position as an executive officer of the Company as in effect immediately prior to the change in control, including, without limitation, any material change in the employee’s status or position as a result of a diminution in the employee’s duties or responsibilities or the assignment to the employee of any duties or responsibilities which are inconsistent with his or her status or position, or any removal of the employee from or failure to reappoint or reelect the employee to such position;
•
a material reduction by the Company in the employee’s annual base salary in effect immediately prior to the change in control;
•
the relocation of the employee’s principal office outside of the city or metropolitan area in which the employee is residing at the time of any change in control;
•
a material reduction by the Company in the budget over which the employee retained authority immediately prior to a change of control;
•
the failure by the Company to provide and credit the employee with the number of paid vacation days to which the employee is then entitled in accordance with the Company’s normal vacation policy as in effect immediately prior to a change in control;
•
any action or inaction by the Company following a change in control that constitutes a material breach of the agreement under which the employee provides services to the Company;
•
the failure by any successor corporation to the Company to assume the executive recognition agreement; or
•
any purported termination of the employee not effected pursuant to a notice of termination as required by the executive recognition agreement.

Such severance benefits under the executive recognition agreements provide that the executive officer will receive a payment equal to a certain percentage (as set forth in his or her executive recognition agreement) of his or her annual base salary immediately preceding the date of termination along with the targeted amount of the employee's bonus prorated through the date of termination and payment of the employee's unused paid time-off. The percentage of annual base salary to be received upon a change in control pursuant to his or her executive recognition agreement is 200% (except for the CEO where this percentage is 300%).

The executive recognition agreements were renewed on July 1, 2024, with a term to expire on June 30, 2026. The agreements automatically renew for a two year period unless terminated by the Compensation Committee prior to the end of the term. However, if a change in control occurs during the original term of the executive recognition agreements, then the executive recognition agreements will continue in effect for an additional period of two years following the change in control. Similarly, if a second change in control occurs within two years from the date of the first change in control, then the executive recognition agreements will continue in effect for a period of two years from the date of the second change in control. The agreements include confidentiality obligations but do not bind the executives to non-competition, non-disparagement, or non-solicitation clauses.

The executive recognition agreements provide that if any payments or benefits to the employee would constitute a “parachute payment” (as defined in Internal Revenue Code Section 280G(b)(2)) and would be subject to excise tax, then a calculation shall be made comparing (i) the net benefit to the employee after payment of such excise tax to (ii) the net benefit to the employee if payments are limited to the extent necessary to avoid being subject to the excise tax. Only if the amount calculated under (i) above is less than the amount under (ii) above will the payments be reduced to the minimum extent necessary to ensure that no portion of the payment to the employee is subject to the excise tax.

Amounts that would be paid under these agreements upon a change in control and a qualifying termination for good reason using base salary information as of December 31, 2025, for the named executive officers would be as follows:

First Financial Bankshares, Inc. - 46 - 2026 Proxy Statement

Name	Amount	Value of Stock Options and Restricted Stock
F. Scott Dueser, Chairman and Chief Executive Officer *	$3,615,000	$1,448,366
David W. Bailey, President	$1,200,000	$382,563
Michelle S. Hickox, Executive Vice President & CFO	$1,260,000	$546,269
Ronald D. Butler, II, Executive Vice President & CAO	$1,280,000	$552,512
Luke Longhofer, Chief Credit Officer	$900,000	$337,579

* In connection with Mr. Dueser's transition to Executive Chairman as of February 1, 2026, he entered into a Transition and Retirement Agreement in which his Executive Recognition Agreement was terminated effective as of that date.

Perquisites and Other Benefits. The primary perquisites for senior management are the reimbursement of initiation fees and dues for one golf or social club. We seek to encourage our senior management to belong to a country club or social club so that they have a convenient entertainment forum for customers and to facilitate interaction with current and potential customers, many of whom belong to these clubs. We do not permit personal use of our Company airplane.

Senior management also participates in the Company’s other benefit plans on the same terms as other employees. These plans include medical, life insurance, and flex spending account benefits. Relocation benefits also are reimbursed but are individually negotiated when they occur.

Severance Benefits. We believe that companies should provide reasonable severance benefits to employees. With respect to senior management, these severance benefits should reflect the fact that it may be difficult for employees to find comparable employment within a short period of time. Our policy for all employees provides that full-time employees who are discharged due to a restructuring or layoff are eligible to receive severance pay based on their years of service to the Company. The Company will provide one week of severance pay for each year of employee service, up to a maximum of six months of salary, except that in all cases, severance pay will not be less than four weeks pay. In order to receive severance pay, an employee must sign a release of claims in favor of the Company. Employees who do not sign the required release form will not receive severance pay.

Risk Assessment of Compensation Policies and Practices. In connection with the Compensation Committee’s evaluation and review of the Company’s compensation policies and practices for its officers and employees, as such policies and practices relating to risk management practices and risk-taking incentives, the Compensation Committee has determined that its compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Insider Trading Policy / Equity Award Grant Practices. The Compensation Committee and Board approve annual equity award grants to employees (including the named executive officers) in August. Annual equity awards have historically been granted on or around August 15. In addition to the annual grants, equity awards may be granted at other times during the year to new hires, employees receiving promotions, and in other special circumstances.
We do not grant equity awards in anticipation of the release of material, nonpublic information, or time the release of material, nonpublic information based on equity award grant dates, vesting events, or sale events. For all stock option awards, the exercise price is the closing price of our common stock on the date of the grant. If the grant date falls on a non-trading day, the exercise price is the closing price of our common stock on the last trading day preceding the date of grant. No off-cycle stock option awards were granted to named executive officers in 2025. During 2025, we did not grant equity awards to our named executive officers during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.

Hedging Policy

The Company does not maintain a formal written policy specifically prohibiting directors, officers or other employees from engaging in transactions that hedge or offset decreases in the market value of the Company’s equity securities, whether granted as compensation or otherwise held. All directors, officers and employees remain subject to the Company’s insider trading policy and applicable securities laws which includes prohibitions on trading in puts, calls, or other derivative securities or engaging in short sales with respect to the Company's securities.

First Financial Bankshares, Inc. - 47 - 2026 Proxy Statement

Tax Considerations. Although deductibility of compensation is preferred, tax-deductibility is not a primary objective of the Company’s compensation programs. The Company believes that achieving its objectives under the compensation philosophy set forth above is more important than the benefit of tax deductibility. The Company reserves the right to maintain flexibility in how it compensates its executive officers that may result in limiting the deductibility of amounts of compensation from time to time.

First Financial Bankshares, Inc. - 48 - 2026 Proxy Statement

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee reviews the compensation programs for senior management of the Company, including those named executive officers in the tabular presentation included in this definitive proxy statement.

The Compensation Committee has reviewed and discussed the compensation discussion and analysis included in this proxy statement with management, and based on the reviews and discussions; the Compensation Committee recommended to the Board of Directors that the compensation discussion and analysis included herein be included in the proxy statement. The Board of Directors approved the Compensation Committee’s recommendation. The members of the Compensation Committee are considered independent because we believe they satisfy the independence requirements for Compensation Committee members prescribed by Nasdaq and the Securities and Exchange Commission.

COMPENSATION COMMITTEE

I. Tim Lancaster, Chairman
Sally Pope Davis
Vianei Lopez Braun
Dr. Eli Jones
Kade L. Matthews
Johnny E. Trotter

First Financial Bankshares, Inc. - 49 - 2026 Proxy Statement

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table summarizes the total compensation for our named executive officers in 2025, 2024, and 2023:

Name and Principal Position	Year	Salary ($)	Bonus ($) (6)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)
F. Scott Dueser, *	2025	1,201,042	-	899,967	-	945,925	248,643	60,970	3,356,547
Chairman and CEO	2024	1,181,250	-	980,989	245,245	974,531	113,897	56,088	3,552,000
	2023	1,171,875	-	-	-	-	45,583	22,350	1,239,808
David W. Bailey	2025	600,000	-	240,001	120,023	336,000	65,146	60,970	1,422,140
President	2024	418,333	-	149,991	75,018	177,750	26,445	56,088	903,625
Michelle S. Hickox,	2025	628,333	-	247,943	124,026	352,800	92,658	60,970	1,506,730
EVP/CFO	2024	620,000	-	247,945	124,022	325,500	45,548	56,088	1,419,103
	2023	597,545	62,677	239,960	120,028	31,000	16,576	22,350	1,090,136
Ronald D. Butler, II,	2025	638,333	-	251,950	126,023	358,400	94,844	60,970	1,530,520
EVP/CAO	2024	630,000	-	252,001	126,024	330,750	46,984	56,088	1,441,847
	2023	625,000	-	239,960	120,028	31,500	22,416	22,350	1,061,254
T. Luke Longhofer,	2025	446,667	-	179,964	90,022	162,000	38,780	60,970	978,403
Chief Credit Officer

* Mr. Dueser declined to receive his long-term equity and short-term non-equity incentives for 2023.

(1)
Amount represents the value of restricted stock, RSUs, and/or PSUs granted on August 14, 2025, August 14, 2024 and August 16, 2023, under the 2021 Omnibus Stock and Incentive Plan approved by shareholders on April 27, 2021. The shares vest over three years.
(2)
See note 17 to the financial statements included with the Annual Report on Form 10-K for the assumptions made in the valuation of these option awards.
(3)
Amount represents cash bonus earned in the respective year related to the achievement of pre-determined performance goals.
(4)
Amount represents the amount contributed to our supplemental executive retirement plan on behalf of each named executive officer for 2025, 2024, and 2023.
(5)
Amount represents the amount contributed to the profit sharing plan, and the 401(k) match on behalf of each named executive officer as well as country club dues paid for each named executive officer. For the year ended December 31, 2025, profit share contributions and 401(k) match contributions totaled $42,770 and $14,000 each for Mr. Dueser, Mr. Bailey, Ms. Hickox, Mr. Butler, and Mr. Longhofer, respectively.
(6)
In connection with hiring Ms. Hickox in 2023, the Company paid her a signing bonus of $50,000. Additionally, she received a relocation bonus of $12,677.

First Financial Bankshares, Inc. - 50 - 2026 Proxy Statement

Grants of Plan-Based Awards

During 2025, the Compensation Committee, and approved by the Board of Directors, granted incentive stock options, restricted stock units, and performance stock units under the 2021 Omnibus Stock and Incentive Plan approved by shareholders on April 27, 2021. The following table discloses information related to the grants made during 2025:

		Estimated future payouts under non-equity incentive plan awards (1)			Estimated future payouts under equity incentive plan awards (2)			All other stock awards: Number of shares of stock	All other option awards: Number of securities underlying	Exercise or base price of option	Grant date fair value of stock and option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or units (#)(3)	options (#)	awards ($/sh)	awards ($)(4)
F. Scott	1-1-25	84,350	1,084,500	1,325,500	-	-	-	-	-	-	-
Dueser	8-14-25	-	-	-	3,088	12,352	24,704	12,352	-	N/A	899,967
David W.	1-1-25	24,000	360,000	480,000	-	-	-	-	-	-	-
Bailey	8-14-25	-	-	-	824	3,294	6,588	3,294	11,062	36.43	360,024
Michelle S.	1-1-25	25,200	378,000	504,000	-	-	-	-	-	-	-
Hickox	8-14-25	-	-	-	851	3,403	6,806	3,403	11,431	36.43	371,969
Ronald D.	1-1-25	25,600	384,000	512,000	-	-	-	-	-	-	-
Butler, II	8-14-25	-	-	-	865	3,458	6,916	3,458	11,615	36.43	377,973
T. Luke	1-1-25	40,500	225,000	315,000	-	-	-	-	-	-	-
Longhofer	8-14-25	-	-	-	618	2,470	4,940	2,470	8,297	36.43	269,987

(1)
Represents annual cash incentive opportunity for 2025; see “Short-term Incentive (Cash Bonus)” section beginning on page 39 above.
(2)
Represents performance stock unit (PSU) awards granted under the 2021 Omnibus Stock and Incentive Plan. The threshold, target, and maximum number of shares shown based on the number of PSUs at 25% vesting, 100% vesting, and amount granted, and 200% vesting, respectively, based on each award vesting as described on pages 41-42.
(3)
Represents restricted stock unit (RSU) awards granted under the 2021 Omnibus Stock and Incentive Plan. Each award vests one-third at the end of one year, two-thirds at the end of two years, and in full at the end of three years.
(4)
Amounts reflect the grant date fair value of the respective award, computed in accordance with the ASC topic 718. Regardless of the value on the grant date, the actual value that may be realized from an award is contingent on the satisfaction of the applicable condition to vesting of that award, and for stock options, also upon the excess of the Company’s stock price over the exercise price. For a discussion of the assumptions used in the valuation of these awards, see note 17 of the notes to consolidated financial statements in our Annual Report on Form 10-K.

First Financial Bankshares, Inc. - 51 - 2026 Proxy Statement

Outstanding Equity Awards at Fiscal Year-End

On December 31, 2025, the following stock options and restricted stock were outstanding for the respective named executive officers under the 2012 Stock Option Plan or the 2021 Omnibus Stock and Incentive Plan:

		Option Awards (1)					Stock Awards (2)(3)(4)(5)(6)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Option (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
F. Scott Dueser	08-16-21	14,780	3,696	-	48.91	08-16-31	-		-	-	-
	08-16-22	12,796	8,530	-	47.19	08-16-32	-		-	-	-
	08-14-24	-	-	-	-	-	9,514	(2)	284,183	-	-
	08-14-24	-	-	-	-	-	28,542	(4)	852,550	-	-
	08-14-24	8,208	16,415	-	34.37	08-14-34	-		-	-	-
	08-14-25	-	-	-	-	-	12,352	(2)	368,954	-	-
	08-14-25	-	-	-	-	-	24,704	(5)	737,908	-	-
David W. Bailey	06-12-17	10,000	-	-	21.18	06-12-27	-		-	-	-
	06-26-19	6,000	-	-	29.70	06-26-29	-		-	-	-
	08-16-21	1,190	298	-	48.91	08-16-31	-		-	-	-
	08-16-22	1,670	1,113	-	47.19	08-16-32	-		-	-	-
	08-16-23	-	-	-	-	-	639	(2)	19,087	-	-
	08-16-23	-	-	-	-	-	3,838	(3)	114,641	-	-
	08-16-23	4,498	2,249	-	29.53	08-16-33	-		-	-	-
	08-14-24	-	-	-	-	-	1,454	(2)	43,431	-	-
	08-14-24	-	-	-	-	-	4,364	(4)	130,353	-	-
	08-14-24	2,511	5,021	-	34.37	08-14-34	-		-	-	-
	08-14-25	-	-	-	-	-	3,294	(2)	98,392	-	-
	08-14-25	-	-	-	-	-	6,588	(5)	196,784	-	-
	08-14-25	-	11,062	-	36.43	08-14-35	-		-	-	-
Michelle S. Hickox	08-16-23	-	-	-	-	-	1,354	(2)	40,444	-	-
	08-16-23	-	-	-	-	-	8,126	(3)	242,724	-	-
	08-16-23	9,526	4,763	-	29.53	08-16-33	-		-	-	-
	08-14-24	-	-	-	-	-	2,404	(2)	71,807	-	-
	08-14-24	-	-	-	-	-	7,214	(4)	215,482	-	-
	08-14-24	4,151	8,301	-	34.37	08-14-34	-		-	-	-
	08-14-25	-	-	-	-	-	3,403	(2)	101,648	-	-
	08-14-25	-	-	-	-	-	6,806	(5)	203,295	-	-
	08-14-25	-	11,431	-	36.43	08-14-35	-		-	-	-
Ronald D. Butler, II	06-12-17	20,000	-	-	21.18	06-12-27	-		-	-	-
	06-26-19	10,000	-	-	29.70	06-26-29	-		-	-	-
	08-16-21	5,132	1,283	-	48.91	08-16-31	-		-	-	-
	08-16-22	4,175	2,783	-	47.19	08-16-32	-		-	-	-
	08-16-23	-	-	-	-	-	1,354	(2)	40,444	-	-
	08-16-23	-	-	-	-	-	8,126	(3)	242,724	-	-
	08-16-23	9,526	4,763	-	29.53	08-16-33	-		-	-	-
	08-14-24	-	-	-	-	-	2,444	(2)	73,002	-	-
	08-14-24	-	-	-	-	-	7,332	(4)	219,007	-	-
	08-14-24	4,218	8,435	-	34.37	08-14-34	-		-	-	-
	08-14-25	-	-	-	-	-	3,458	(2)	103,290	-	-
	08-14-25	-	-	-	-	-	6,916	(5)	206,581	-	-
	08-14-25	-	11,615	-	36.43	08-14-35	-		-	-	-
T. Luke Longhofer	06-12-17	1,500	-	-	21.18	06-12-27	-		-	-	-
	06-26-19	10,000	-	-	29.70	06-26-29	-		-	-	-
	08-16-21	2,372	592	-	48.91	08-16-31	-		-	-	-
	08-16-22	2,679	1,786	-	47.19	08-16-32	-		-	-	-
	08-16-23	-	-	-	-	-	714	(2)	21,327	-	-
	08-16-23	-	-	-	-	-	4,288	(3)	128,083	-	-
	08-16-23	5,028	2,513	-	29.53	08-16-33	-		-	-	-
	08-14-24	-	-	-	-	-	1,390	(2)	41,519	-	-
	08-14-24	-	-	-	-	-	4,170	(4)	124,558	-	-
	08-14-24	2,399	4,798	-	34.37	08-14-34	-		-	-	-
	08-14-25	-	-	-	-	-	2,470	(2)	73,779	-	-
	08-14-25	-	-	-	-	-	4,940	(5)	147,558	-	-
	08-14-25	-	8,297	-	36.43	08-14-35	-		-	-	-

(1)
Represents awards under (i) the 2012 Incentive Stock Option Plan with awards (prior to April 26, 2021) vesting 20% at the end of two years), 40% at the end of three years, 60% at the end of four years, 80% at the end of five years and in full at the end of six years; and (ii) the 2021 Omnibus Stock and Incentive Plan (after April 26, 2021) with vesting ratable over five or three years from the date of grant.
(2)
Represents awards of restricted stock units under the 2021 Omnibus Stock and Incentive Plan. Each award vests one-third at the end of one year, two-thirds at the end of two years, and in full at the end of three years.

First Financial Bankshares, Inc. - 52 - 2026 Proxy Statement

(3)
Represents awards of performance stock units under the 2021 Omnibus Stock and Incentive Plan, which vest at the end of the three-year period ending December 31, 2025, based on the earnings growth (50%) and return on assets (50%) of the Company relative to all U.S. banks with $10 and $50 billion in assets, up to 200% of the units granted. At December 31, 2025, the vesting period for the PSUs that were granted in 2023 had been satisfied. These shares will not be reflected in the shares vested until the outcome of the peer performance condition is determined and the vesting is settled in the first quarter of 2026. The number of shares indicated in the table represents the maximum number of shares that may be received under the award.
(4)
Represents awards of performance stock units under the 2021 Omnibus Stock and Incentive Plan, which vest at the end of the three-year period ending December 31, 2026, based on the return on assets (100%) of the Company relative to all U.S. banks with $10 and $50 billion in assets, up to 200% of the units granted. The number of shares indicated in the table represents the maximum number of shares that may be received under the award.
(5)
Represents awards of performance stock units under the 2021 Omnibus Stock and Incentive Plan, which vest at the end of the three-year period ending December 31, 2027, based on the return on assets (100%) of the Company relative to all U.S. banks with $10 and $50 billion in assets, up to 200% of the units granted. The number of shares indicated in the table represents the maximum number of shares that may be received under the award.
(6)
Calculated using the closing price of our common shares of $29.87 on December 31, 2025.

Option Exercises and Stock Vested

During 2025, the following options and restricted stock awards were exercised by or vested for the named executive officers:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
F. Scott Dueser	-	-	23,812	850,893
David W. Bailey	2,000	39,820	2,611	93,365
Michelle S. Hickox	-	-	2,557	91,730
Ronald D. Butler, II	10,150	192,241	5,683	202,907
T. Luke Longhofer	4,300	49,625	3,404	121,522

(1)
Amount represents the difference between the aggregate option exercise price and the actual aggregate stock price on the date exercised.
(2)
Amount represents the aggregate restricted stock value on the date vested.

Nonqualified Deferred Compensation

The following amounts represent the 2025 activity in the Make Whole Plan described above and contributions made to the Supplemental Executive Retirement Plan (“SERP”), both being non-qualified deferred compensation plans. The SERP effectively replaced the Make Whole Plan effective January 1, 2019:

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)(2)	Aggregate Earnings (Loss) in Last FY ($)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance at Last FYE ($)
F. Scott Dueser
Make Whole Plan	-	-	(435,298)	-	2,398,183
SERP	1,344,703	248,643	172,609	-	4,515,495
Michelle S. Hickox
SERP	222,140	92,658	7,347	-	473,050
Ronald D. Butler, II
Make Whole Plan	-	-	(126,191)	-	695,222
SERP	237,265	94,844	12,895	-	768,631
David W. Bailey
SERP	103,920	65,146	(11,659)	-	247,418
T. Luke Longhofer
SERP	125,962	38,780	(8,849)		314,801

(1)
Contributions to the SERP were made effective December 31, 2025, for the year then ended for each named executive officer.
(2)
These amounts are included in the Summary Compensation Table in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column.

First Financial Bankshares, Inc. - 53 - 2026 Proxy Statement

CEO Pay Ratio

As required by Item 402(u) of Regulation S-K, we are providing the following information for 2025:

•
The median of annual total compensation of all employees of our Company (other than Mr. Dueser, our Chairman and Chief Executive Officer) was $54,000;
•
The annual total compensation of Mr. Dueser, our Chairman and Chief Executive Officer, was $3,356,547 (see “Summary Compensation Table” on page 48); and
•
Based on this information, the ratio of the annual total compensation of our Chairman and Chief Executive Officer to the median of the annual total compensation of all employees is 62 to 1.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our Chairman and Chief Executive Officer, we note the following:

•
For 2025, our employee population totaled approximately 1,600 individuals. This population consisted of our full-time and part-time employees, as we do not have temporary or seasonal workers. We selected December 31, 2025, as our identification date for determining our median employee because it enabled us to make such identification in a reasonably efficient and economic manner.
•
To find the median of the annual compensation of all our employees, we used the salary and wages, including overtime and incentive compensation, from our payroll records for 2025.
•
We identified our median employee using this compensation measure, which was consistently applied to all our employees included in this calculation.

Pay Versus Performance

The following tables summarize compensation information for the principal executive officer and average compensation for the other named executive officers required by the SEC rules regarding Pay Versus Performance. The Company uses Annualized Net Income growth as its Company Selected Measure (CSM).

Year	SCT Total Compensation for CEO	Compensation Actually Paid to CEO	Average SCT Total Compensation for Other NEOs	Average Compensation Actually Paid to Other NEOs	Value of Initial Fixed $100 Investment Based on:		Net Income	Annualized Net Income Growth
					FFIN TSR	Peer Group TSR *

2025	$3,356,547	$2,630,089	$1,359,448	$1,116,654	$85.10	$109.39	$253,579	13%
2024	$3,552,000	$4,629,376	$1,235,095	$1,422,678	$102.71	$105.88	$223,511	12%
2023	$1,239,808	$798,730	$931,430	$850,609	$86.32	$84.70	$198,977	-15%
2022	$3,089,587	$448,226	$991,910	$548,081	$98.01	$88.96	$234,475	3%
2021	$3,442,141	$5,876,530	$981,457	$1,448,906	$144.84	$116.73	$227,562	13%

* Peer Group TSR is based on the KBW Nasdaq Bank Index

Mr. Dueser served as our principal executive officer for 2021-2025. The other NEOs reflected in the table were the following individuals for 2025: Mr. Butler, Ms. Hickox, Mr. Bailey, and Mr. Longhofer. For 2024, it reflects the following individuals: Mr. Butler, Ms. Hickox, Mr. Bailey, and Mr. Kirk Thaxton. For 2023, it reflects the following individuals: Mr. Butler, Ms. Hickox, Mr. Longhofer, and Mr. Thaxton. For 2022, it reflects the following individuals: Mr. Butler, Mr. James R. Gordon, Mr. Thaxton, Mr. Longhofer. For 2021 it reflects the following individuals: Mr. Butler, Mr. Gordon, Mr. Thaxton and Mr. Gary Gragg.

First Financial Bankshares, Inc. - 54 - 2026 Proxy Statement

To calculate the Compensation Actually Paid (CAP), the following amounts were deducted from and added to Summary Compensation Table (SCT) total compensation:

Year	SCT Total Compensation for CEO	Deductions from SCT Total	Additions to SCT Total	CAP
		i	ii
2025	$3,356,547	$(1,148,610)	$422,152	$2,630,089
2024	$3,552,000	$(1,340,131)	$2,417,506	$4,629,376
2023	$1,239,808	$(45,583)	$(395,495)	$798,730
2022	$3,089,587	$(1,361,910)	$(1,279,451)	$448,226
2021	$3,442,141	$(1,672,598)	$4,106,987	$5,876,530

Year	SCT Total Compensation for other NEOs	Deductions from SCT Total	Additions to SCT Total	CAP
		i	ii
2025	$1,359,448	$(417,845)	$175,051	$1,116,654
2024	$1,235,095	$(346,092)	$533,675	$1,422,678
2023	$931,430	$(311,413)	$230,592	$850,609
2022	$991,910	$(256,830)	$(186,999)	$548,081
2021	$981,457	$(231,433)	$698,882	$1,448,906

(i) Represents grant date fair value of equity based awards granted for each year shown and change in pension value and non-qualified deferred compensation for each year.

(ii) Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP and the change in value of non-qualified compensation plans for each year shown.

The equity component of CAP for the year ended December 31, 2025 is further detailed below.

CEO Equity Component of CAP for FY 2025:
Equity Type	Fair Value of Current Year Equity Awards at 12/31/2025	Change in Value of Prior Years' Awards Unvested at 12/31/2025	Change in Value of Prior Years' Awards That Vested in FY 2025	Equity Value Included in CAP
	(a)	(b)	(c)	(d) = (a) + (b) + (c)
ISOs	$—	$(128,127)	$(19,063)	$(147,190)
RSAs	—	—	—	—
RSUs	368,954	(58,797)	(513)	309,644
PSUs	368,954	(88,195)	(7,016)	273,743
Total	$737,908	$(275,119)	$(26,592)	$436,197

Average Non-CEO NEOs Equity Component of CAP for FY 2025:
Equity Type	Fair Value of Current Year Equity Awards at 12/31/2025	Change in Value of Prior Years' Awards Unvested at 12/31/2025	Change in Value of Prior Years' Awards That Vested in FY 2025	Equity Value Included in CAP
	(a)	(b)	(c)	(d) = (a) + (b) + (c)
ISOs	$66,941	$(55,601)	$(10,174)	$1,166
RSAs	—	—	—	—
RSUs	94,277	(18,158)	(508)	75,611
PSUs	94,277	(36,662)	(584)	57,031
Total	$255,495	$(110,421)	$(11,266)	$133,808

The four items listed below represent the most important metrics we used to determine CAP for the year ended December 31, 2025, as further described in our Compensation Discussion and Analysis within the Short Term Incentives and Long Term Incentives sections.

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Most Important Performance Measures
Efficiency Ratio
Return on Assets
Return on Equity
Annual Net Income Growth

The table below shows the relationship between our cumulative TSR and our peer group TSR over the five most recently completed fiscal years.

Total Shareholder Return: Company vs. Peer Group

The chart below shows the relationship between compensation actually paid to our CEO and the average of the compensation actually paid to our Other NEOs and our cumulative TSR over the most recently completed fiscal years.

CAP vs. Total Shareholder Return

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The chart below shows the relationship between compensation actually paid to our CEO and the average of the compensation actually paid to our Other NEOs and our net income over the most recently completed fiscal years.

CAP vs. Net Income

Annualized Net Income Growth (CSM) is a primary driver of short term incentives and relative annualized net income growth is a key component of long term incentives. It is a key driver in both cash incentive bonuses as well as profit sharing amounts. The CEO and the other NEO's net income growth goals are set by the Compensation committee each year. In 2025, the consolidated Company exceeded the earnings growth goal.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the committee, which is composed of independent directors in compliance with Rule 5605 of the Nasdaq listing standards, reviewed and discussed the audited financial statements in the Annual Report included with this proxy statement with management. The committee also discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with Ernst & Young LLP, our independent registered public accounting firm for 2025, who was responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and, as applicable, the standards of the Public Company Accounting Oversight Board (PCAOB). The Audit Committee also discussed with the independent registered public accounting firm their audit of the Company’s effectiveness of internal control over financial reporting as of December 31, 2025, based on criteria established in the Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 Framework). In addition, the committee has discussed with the independent registered public accounting firm the auditors’ independence from management and the Company, including the matters required by the Public Company Accounting Oversight Board Auditing Standard No. 1301, “Communications with Audit Committees,” and considered the compatibility of non-audit services with the auditors’ independence. The Audit Committee has received the written disclosures from our independent registered public accounting firm regarding the auditors’ independence required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence.”

The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Audit Committee held six meetings during the year that ended December 31, 2025, and met once in January 2026 and once in February 2026.

The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has, in fact, maintained appropriate accounting and financial reporting principles or policies. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not ensure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our company’s financial statements has been carried out in accordance with generally accepted auditing standards or the standards of the PCAOB or that our independent accountants are in fact independent.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission. The Board of Directors approved the Audit Committee’s recommendation. The members of the committee are considered independent because we believe they satisfy the independence requirements for audit committee members prescribed by Nasdaq and the Securities and Exchange Commission.

AUDIT COMMITTEE

David L. Copeland, Chairman
Geoff Haney
Mike B. Denny
I. Tim Lancaster Eli Jones, PhD

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and officers, and persons who own more than 10% of our common shares, to file with the Securities and Exchange Commission initial reports of our common share ownership and reports of changes in such ownership. A reporting person must file a Form 3, Initial Statement of Beneficial Ownership of Securities, within ten (10) days after such person becomes a reporting person. A reporting person must file a Form 4, Statement of Changes of Beneficial Ownership of Securities, within two business days after such person’s beneficial ownership of securities changes, except for certain changes exempt from the reporting requirements of Form 4. A reporting person must file a Form 5, Annual Statement of Beneficial Ownership of Securities, within 45 days after the end of the issuer’s fiscal year to report any changes in ownership during such year not reported on a Form 4, including changes exempt from the reporting requirements of Form 4.

The Securities and Exchange Commission’s rules require our reporting persons to furnish us with copies of all Section 16(a) reports that they file. Based solely on a review of the reports furnished to the Company, the Company believes that during the year ended December 31, 2025, the Company’s officers, directors, and greater than ten percent owners timely filed all reports they were required to file under Section 16(a).

INTEREST IN CERTAIN TRANSACTIONS

As has been true in the past, some of our officers and directors, members of their families, and other businesses with which they are affiliated are or have been customers of one or more of our subsidiaries. As customers, they have entered into transactions in the ordinary course of business with such subsidiaries, including borrowings, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions on an arms-length basis. Such borrowings did not involve more than a normal risk of collectability or present any other unfavorable features to the subsidiary bank. None of the transactions involving our subsidiaries and our officers and directors, or other businesses with which they may be affiliated, has been classified or disclosed as nonaccrual, past due, restructured, or potential problems.

The authority of our subsidiary bank to extend credit to our directors, executive officers, and principal shareholders, including their immediate family members and corporations, and other entities that they control, are subject to substantial restrictions and requirements under Section 22(g) and 22(h) of the Federal Reserve Act and Regulation O promulgated thereunder, as well as the Sarbanes-Oxley Act of 2002. These statutes and regulations impose specific limits on the amount of loans our subsidiary banks may make to directors and other insiders, and specified approval procedures must be followed in making loans that exceed certain amounts. In addition, all loans our subsidiary bank makes to directors and other insiders must satisfy the following requirements:

•
the loans must be made on substantially the same terms, including interest rates and collateral, as prevailing at the time for comparable transactions with persons not affiliated with us or the subsidiary bank;
•
the subsidiary bank must follow credit underwriting procedures at least as stringent as those applicable to comparable transactions with persons who are not affiliated with us or the subsidiary bank; and
•
the loans must not involve a greater than normal risk of repayment or other unfavorable features.

Furthermore, our subsidiary bank must periodically report all loans made to directors and other insiders to the bank regulators, and these loans are closely scrutinized by the bank regulators for compliance with Sections 22(g) and 22(h) of the Federal Reserve Act and Regulation O. We have developed written procedures for compliance with these rules. Under the provisions of its charter, the Audit Committee of our Board of Directors is charged with reviewing all other transactions between related parties and us.

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INCORPORATION BY REFERENCE

With respect to any future filings with the Securities and Exchange Commission into which this proxy statement is incorporated by reference, the material under the headings “Report of the Compensation Committee” and “Report of the Audit Committee” shall not be incorporated into such future filings.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this proxy statement, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project,” "could," "may," or "would," and similar expressions, as they relate to us or our management, identify forward-looking statements. These forward-looking statements are based on information currently available to our management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to those listed in Item 1A – “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, and the following:

•
general economic conditions, including our local, state and national real estate markets and employment trends;
•
the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”);
•
effect of severe weather conditions, including hurricanes, tornadoes, flooding and droughts;
•
volatility and disruption in national and international financial and commodity markets;
•
government intervention in the U.S. financial system including the effects of recent legislative, tax, accounting and regulatory actions and reforms, including the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the Jumpstart Our Business Startups Act, the Consumer Financial Protection Bureau (“CFPB”), the Inflation Reduction Act of 2022, the capital ratios of Basel III as adopted by the federal banking authorities and the Tax Cuts and Jobs Act, and the One Big Beautiful Bill Act;
•
political or social unrest and economic instability;
•
the ability of the federal government to address the national economy;
•
changes in our competitive environment from other financial institutions and financial service providers;
•
the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board (“PCAOB”), the Financial Accounting Standards Board (“FASB”) and other accounting standard setters;
•
effect of a pandemic, epidemic, or highly contagious disease, on our Company, the communities where we have our branches, the state of Texas and the United States, related to the economy and overall financial stability, including disruptions to supply channels and labor availability;
•
government and regulatory responses to a pandemic, epidemic, or highly contagious disease;
•
the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which we and our subsidiaries must comply;
•
the costs, effects and results of regulatory examinations, investigations or reviews and the ability to obtain required regulatory approvals;
•
changes in the demand for loans, including loans originated for sale in the secondary market;

First Financial Bankshares, Inc. - 60 - 2026 Proxy Statement

•
fluctuations in the value of collateral securing our loan portfolio and in the level of the allowance for credit losses;
•
the accuracy of our estimates of future credit losses;
•
the accuracy of our estimates and assumptions regarding the performance of our securities portfolio, including securities with a current unrealized loss;
•
inflation, interest rate, market and monetary fluctuations;
•
soundness of other financial institutions with which we have transactions;
•
changes in consumer spending, borrowing and savings habits;
•
changes in commodity prices (e.g., oil and gas, cattle, and wind energy);
•
our ability to attract deposits, maintain and/or increase market share;
•
changes in our liquidity position; including a result of a reduction in the amount of sources of liquidity we currently have;
•
fluctuations in the market value and liquidity of the investment securities we have classified as held-for-sale ("HFS"), including the effects of changes in market interest rates;
•
changes in the reliability of our vendors, internal control system or information systems;
•
cyber-attacks on our technology information systems, including fraud from our customers and external third-party vendors;
•
our ability to attract and retain qualified employees;
•
acquisitions and integration of acquired businesses;
•
the possible impairment of goodwill and other intangibles associated with our acquisitions;
•
consequences of continued bank mergers and acquisitions in our market area, resulting in fewer but much larger and stronger competitors;
•
expansion of operations, including branch openings, new product offerings and expansion into new markets;
•
changes in our compensation and benefit plans;
•
acts of God or of war or terrorism;
•
the impact of changes to the global climate and its effect on our operations and customers;
•
potential risk of environmental liability associated with lending activities;
•
the rise of Artificial Intelligence as a commonly used resource; and
•
our success at managing the risk involved in the foregoing items.

In addition, financial markets and global supply chains may continue to be adversely affected by the current or anticipated impact of military conflict, including the current Russian invasion of Ukraine, the Israel-Palestine conflict and other world events, terrorism or other geopolitical events.

Such forward-looking statements reflect the current views of our management with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategies and liquidity. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this paragraph. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law).

First Financial Bankshares, Inc. - 61 - 2026 Proxy Statement

SHAREHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

A shareholder proposal for business to be brought before the 2027 annual meeting of shareholders will be acted upon only in the following circumstances:

•
if the proposal is to be included in next year’s proxy statement, pursuant to Rule 14a-8 under the Exchange Act, the proposal (meeting all the requirements set forth in the Securities and Exchange Commission’s rules and regulations) is received by our corporate secretary at our principal executive office located at 400 Pine Street, Abilene, Texas 79601 no later than November 17, 2026; or
•
if the proposal relates to the nomination of a person to serve as a director, pursuant to our amended and restated bylaws, a written proposal (meeting all other requirements set forth in our amended and restated bylaws) must be received by our corporate secretary not less than 120 calendar days and not more than 150 calendar days prior to the anniversary of the 2026 annual meeting (unless the date of the 2027 annual meeting is advanced more than 30 calendar days prior to such anniversary date or delayed more than 60 calendar days after such anniversary date then to be timely such notice must be received by our corporate secretary no later than the later of 70 calendar days prior to the date of the annual meeting or the close of business on the 7th calendar day following the earlier of the date on which notice of the annual meeting is first mailed by or on behalf of the Company or the day on which public announcement is first made of the date of the annual meeting); or
•
if the proposal concerns matters other than nominations of directors, pursuant to our amended and restated bylaws, a written proposal (meeting all other requirements set forth in our amended and restated bylaws) must be received by our corporate secretary not less than 90 calendar days and not more than 120 calendar days prior to the anniversary of the 2026 annual meeting (unless the date of the 2027 annual meeting is advanced more than 30 calendar days prior to such anniversary date or delayed more than 60 calendar days after such anniversary date then to be timely such notice must be received by our corporate secretary no later than the later of 70 calendar days prior to the date of the annual meeting or the close of business on the 7th calendar day following the earlier of the date on which notice of the annual meeting is first mailed by or on behalf of the Company or the day on which public announcement is first made of the date of the annual meeting.

First Financial Bankshares, Inc. - 62 - 2026 Proxy Statement

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: C/O MEDIANT, P.O. BOX 8016, CARY, NC 27512-9903 First Financial Bankshares, Inc. Annual Meeting of Shareholders For Shareholders of record as of March 2, 2026 DATE: Tuesday, April 28, 2026 TIME: 10:30 AM, Central Time PLACE: Abilene Convention Center 1100 North 6th Street, Abilene, TX 79601 This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Murray H. Edwards and David L. Copeland (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of First Financial Bankshares, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE INTERNET Go To: www.proxydocs.com/FFIN •Cast your vote online •Have your Proxy Card ready •Follow the simple instructions to record your vote PHONE Call 1-866-367-4074 •Use any touch-tone telephone •Have your Proxy Card ready •Follow the simple recorded instructions MAIL •Mark, sign and date your Proxy Card and return in the postage-paid envelope provided •Please do not return the Proxy Card if you are voting by Internet or Phone

First Financial Bankshares, Inc. Annual Meeting of Shareholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTORS, AND PROPOSALS 2 AND 3. PROPOSAL YOUR VOTE 1. To elect thirteen directors to serve on the Board of Directors of the Company for a one year term that will expire at the Company's 2026 annual meeting of shareholders; BOARD OF DIRECTORS RECOMMENDS FOR WITHHOLD 1.01 Vianei Lopez Braun FOR 1.02 David L. Copeland FOR 1.03 Sally Pope Davis FOR 1.04 Mike B. Denny FOR 1.05 F. Scott Dueser FOR 1.06 Murray H. Edwards FOR 1.07 Geoff Haney FOR 1.08 Eli Jones Ph.D. FOR 1.09 I. Tim Lancaster FOR 1.10 Kade L. Matthews FOR 1.11 Robert C. Nickles FOR 1.12 Blake Poutra FOR 1.13 Lota S. Zoth FOR 2. To ratify the appointment by our audit committee of Ernst & Young LLP as our independent auditors for the year ending December 31, 2026; FOR AGAINST ABSTAIN FOR 3. To conduct an advisory, non-binding vote on the compensation of named executive officers; FOR 4. To act on such other business as may properly come before the annual meeting or any adjournment thereof. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations To act on such other business as may properly come before the annual meeting or any adjournment thereof. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.